                            SCHEDULE 14A INFORMATION
                                (Rule 14a-101)

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
             THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                 Science Applications International Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                   SAIC LOGO
                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
                            10260 CAMPUS POINT DRIVE
                          SAN DIEGO, CALIFORNIA 92121
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 9, 1999
                            ------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Science Applications International Corporation, a Delaware corporation (the "Company"), will be held in the Grand Ballroom of the Ritz-Carlton Hotel, 1700 Tysons Boulevard, McLean, Virginia, on Friday, July 9, 1999, at 10:00 A.M. (local time), for the following purposes:

     1. To elect eight Class III Directors, each for a term of three years;


     2. To approve amendments to the Company's Restated Certificate of Incorporation (the "Charter") to increase the number of authorized shares of Class A Common Stock from 100,000,000 shares with a par value of $.01 per share to 1,000,000,000 shares with a par value of $.01 per share;



        NOTE: THE APPROVAL OF PROPOSAL 2 IS CONTINGENT UPON THE APPROVAL OF PROPOSAL 3, PROPOSAL 4 AND PROPOSAL 5 AND NONE OF PROPOSALS 2, 3, 4 AND 5 WILL BE APPROVED UNLESS ALL FOUR ARE APPROVED. Proposal 2, Proposal 3, Proposal 4 and Proposal 5 together constitute the recapitalization ("Recapitalization"), which is more fully described in the accompanying Proxy Statement.



     3. To approve amendments to the Company's Charter to split each outstanding share of Class A Common Stock into four shares of Class A Common Stock;



        NOTE: THE APPROVAL OF PROPOSAL 3 IS CONTINGENT UPON THE APPROVAL OF PROPOSAL 2, PROPOSAL 4 AND PROPOSAL 5 AND NONE OF PROPOSALS 2, 3, 4 AND 5 WILL BE APPROVED UNLESS ALL FOUR ARE APPROVED.



     4. To increase the relative voting and other rights of each share of Class B Common Stock to maintain the relative rights of the Class A Common Stock and the Class B Common Stock;



        NOTE: THE APPROVAL OF PROPOSAL 4 IS CONTINGENT UPON THE APPROVAL OF PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 5 AND NONE OF PROPOSALS 2, 3, 4 AND 5 WILL BE APPROVED UNLESS ALL FOUR ARE APPROVED.



     5. To approve amendments to the Company's Charter to clarify the treatment of employees of the Company's subsidiaries under the Company's right of repurchase upon termination of affiliation pursuant to Article Fourth;



        NOTE: THE APPROVAL OF PROPOSAL 5 IS CONTINGENT UPON THE APPROVAL OF PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4 AND NONE OF PROPOSALS 2, 3, 4 AND 5 WILL BE APPROVED UNLESS ALL FOUR ARE APPROVED.



     6. To approve the 1999 Stock Incentive Plan;



     7. To approve an amendment and restatement of the 1984 Bonus Compensation Plan; and



     8. To transact such other business as may properly come before the meeting or any adjournments, postponements or continuations thereof.

     Only stockholders of record at the close of business on May 12, 1999, are entitled to notice of and to vote at the Annual Meeting and at any and all adjournments, postponements or continuations thereof. A list of stockholders entitled to vote at the meeting will be available for inspection at the office of the Corporate Secretary of the Company at 10010 Campus Point Drive, San Diego, California, and 1710 Goodridge Drive, McLean, Virginia, for at least 10 days prior to the meeting and will also be available for inspection at the meeting.

                                          By Order of the Board of Directors
                                          /s/ J. DENNIS HEIPT
                                          J. Dennis Heipt
                                          Corporate Secretary

San Diego, California

June 4, 1999


                             YOUR VOTE IS IMPORTANT

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY MAIL YOUR PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. RETURNING A SIGNED PROXY WILL NOT PREVENT YOU FROM ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON, IF YOU SO DESIRE, BUT WILL HELP THE COMPANY SECURE A QUORUM AND REDUCE THE EXPENSE OF ADDITIONAL PROXY SOLICITATIONS.

                                   SAIC LOGO

                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
                            10260 CAMPUS POINT DRIVE
                          SAN DIEGO, CALIFORNIA 92121
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 9, 1999
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     This Proxy Statement is being furnished to the stockholders of Science Applications International Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held in the Grand Ballroom of the Ritz-Carlton Hotel, 1700 Tysons Boulevard, McLean, Virginia, on Friday, July 9, 1999, at 10:00 A.M. (local time), and at any and all adjournments, postponements or continuations thereof. At the Annual Meeting, the stockholders of the Company are being asked to consider and vote upon:

     1. The election of eight Class III Directors, each for a term of three years;


     2. A proposal to approve amendments to the Company's Restated Certificate of Incorporation (the "Charter") to increase the number of authorized shares of Class A Common Stock from 100,000,000 shares with a par value of $.01 per share to 1,000,000,000 shares with a par value of $.01 per share;



        NOTE: THE APPROVAL OF PROPOSAL 2 IS CONTINGENT UPON THE APPROVAL OF PROPOSAL 3, PROPOSAL 4 AND PROPOSAL 5 AND NONE OF PROPOSALS 2, 3, 4 AND 5 WILL BE APPROVED UNLESS ALL FOUR ARE APPROVED. Proposal 2, Proposal 3, Proposal 4 and Proposal 5 together constitute the recapitalization ("Recapitalization"), which is more fully described in the accompanying Proxy Statement.



     3. A proposal to approve amendments to the Company's Charter to split each outstanding share of Class A Common Stock into four shares of Class A Common Stock;



        NOTE: THE APPROVAL OF PROPOSAL 3 IS CONTINGENT UPON THE APPROVAL OF PROPOSAL 2, PROPOSAL 4 AND PROPOSAL 5 AND NONE OF PROPOSALS 2, 3, 4 AND 5 WILL BE APPROVED UNLESS ALL FOUR ARE APPROVED.



     4. A proposal to approve amendments to the Company's Charter to increase the relative voting and other rights of each share of Class B Common Stock to maintain the relative rights of the Class A Common Stock and the Class B Common Stock;



        NOTE: THE APPROVAL OF PROPOSAL 4 IS CONTINGENT UPON THE APPROVAL OF PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 5 AND NONE OF PROPOSALS 2, 3, 4 AND 5 WILL BE APPROVED UNLESS ALL FOUR ARE APPROVED.



     5. A proposal to approve amendments to the Company's Charter to clarify the treatment of employees of the Company's subsidiaries under the Company's right of repurchase upon termination of affiliation pursuant to Article Fourth;



        NOTE: THE APPROVAL OF PROPOSAL 5 IS CONTINGENT UPON THE APPROVAL OF PROPOSAL 2, 3 AND PROPOSAL 4 AND NONE OF PROPOSALS 2, 3, 4 AND 5 WILL BE APPROVED UNLESS ALL FOUR ARE APPROVED.

     6. A proposal to approve the 1999 Stock Incentive Plan; and



     7. A proposal to amend and restate the 1984 Bonus Compensation Plan.



     This Proxy Statement and the enclosed form of proxy are first being mailed to the stockholders of the Company on or about June 4, 1999.


                   VOTING RIGHTS AND SOLICITATION OF PROXIES


     Only stockholders of record of the Company's Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), and/or Class B Common Stock, par value $.05 per share (the "Class B Common Stock"), as of the close of business on May 12, 1999 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, the Company had 58,496,059 shares of Class A Common Stock and 302,394 shares of Class B Common Stock outstanding. The Company has no other class of capital stock outstanding.


     The Class A Common Stock and the Class B Common Stock are collectively referred to herein as the "Common Stock." The presence, either in person or by proxy, of the holders of a majority of the total voting power of the shares of Common Stock outstanding on the Record Date is necessary to constitute a quorum and to conduct business at the Annual Meeting. Although abstentions may be specified on all proposals (other than the election of directors), abstentions will only be counted as present for purposes of determining the presence of a quorum but will not be voted.

     Each holder of Class A Common Stock will be entitled to one vote per share, and each holder of Class B Common Stock will be entitled to five votes per share, in person or by proxy, for each share of Common Stock held in such stockholder's name as of the Record Date on any matter submitted to a vote of stockholders at the Annual Meeting, except that in the election of Directors, all shares are entitled to be voted cumulatively. Accordingly, in voting for
Directors: (i) each share of Class A Common Stock is entitled to as many votes as there are Directors to be elected, (ii) each share of Class B Common Stock is entitled to five times as many votes as there are Directors to be elected and
(iii) each stockholder may cast all of such votes for a single nominee or distribute them among any two or more nominees as such stockholder chooses. Unless otherwise directed, shares represented by properly executed proxies will be voted at the discretion of the proxy holders so as to elect the maximum number of the Board of Directors' nominees that may be elected by cumulative voting.


     On the Record Date, Vanguard Fiduciary Trust Company (the "Trustee"), as trustee of the Employee Stock Retirement Plan ("ESRP"), Cash or Deferred Arrangement ("CODA") and Profit Sharing Retirement Plan ("Profit Sharing Plan") of the Company, the Telcordia Technologies Savings and Security Plan and the Telcordia Technologies Savings Plan for Salaried Employees (collectively, the "Telcordia Savings Plans") of Telcordia Technologies, Inc., a wholly-owned subsidiary of the Company, the TransCore Retirement Savings Plan ("TransCore Retirement Plan") of Syntonic Technology, Inc. doing business as TransCore, a wholly-owned subsidiary of the Company, and the AMSEC Corporation Employees 401(k) Profit Sharing Plan (the "AMSEC Plan") (collectively, the "Retirement Plans") held 28,319,780 shares of Class A Common Stock and 29,372 shares of Class B Common Stock. Each participant in the Retirement Plans has the right to instruct the Trustee on a confidential basis how to vote his or her proportionate interests in all allocated shares of Common Stock held in the Retirement Plans. The Trustee will vote all allocated shares held in the Retirement Plans as to which no voting instructions are received, together with all unallocated shares held in the Retirement Plans, in the same proportion, on a plan by plan basis, as the allocated shares for which voting instructions have been received. The Trustee's duties with respect to voting the Common Stock in the Retirement Plans are governed by the fiduciary provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). These fiduciary provisions of ERISA may require, in certain limited circumstances, that the Trustee override the votes of participants with respect to the Common Stock held by the Trustee and to determine, in the Trustee's best judgment, how to vote the shares.


     On the Record Date, Wachovia Bank, N.A. ("Wachovia"), as trustee of the Company's Stock Compensation Plan, Management Stock Compensation Plan and Key Executive Stock Deferral Plan

(collectively, the "Stock Plans") held 1,252,833 shares of Class A Common Stock. Under the terms of the Stock Plans, Wachovia has the power to vote the shares of Class A Common Stock held by Wachovia in the Stock Plans. Wachovia will vote all such shares of Class A Common Stock in the same proportion that the other stockholders of the Company vote their shares of Common Stock.



     Shares of Common Stock represented by properly executed proxies received in time for voting at the Annual Meeting will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions, the shares represented by properly executed proxies will be voted: (i) FOR the election of Directors so as to elect the maximum number of the Board of Directors' nominees that may be elected by cumulative voting, (ii) FOR the approval of the Recapitalization, (iii) FOR the approval of the 1999 Stock Incentive Plan and (iv) FOR the approval of an amendment and restatement of the 1984 Bonus Compensation Plan. No business other than that set forth in the accompanying Notice of Annual Meeting is expected to come before the Annual Meeting; however, should any other matter requiring a vote of stockholders properly come before the Annual Meeting, it is the intention of the proxy holders to vote such shares in accordance with their best judgment on such matter. For information with respect to advance notice requirements applicable to stockholders who wish to propose any matter for consideration at the next Annual Meeting, see "Stockholder Proposals for the 2000 Annual Meeting."


     Execution of the enclosed proxy will not prevent a stockholder from attending the Annual Meeting and voting in person. Any proxy may be revoked at any time prior to the exercise thereof by delivering in a timely manner a written revocation or a new proxy bearing a later date to the Corporate Secretary of the Company, 10260 Campus Point Drive, San Diego, California 92121, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, however, in and of itself constitute a revocation of a proxy.

     This solicitation of proxies is made by the Company and the cost thereof will be borne by the Company, including the charges and expenses of persons holding shares in their name as nominee for forwarding proxy materials to the beneficial owners of such shares. In addition to the use of the mails, proxies may be solicited by officers, Directors and employees of the Company in person, by telephone or by telegram. Such individuals will not be additionally compensated for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection with such solicitation.

                             ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation provides for a "classified" Board of Directors consisting of three classes which shall be as equal in number as possible. The number of authorized Directors is currently fixed at 22 Directors, with eight Directors in Class III and seven Directors in each of Class I and Class II.

     At the Annual Meeting, eight Class III Directors are to be elected to serve three-year terms ending in 2002 or until their successors are elected and qualified or their earlier retirement, death, resignation or removal. Currently, J.R. Beyster, W.A. Downing, A.K. Jones, J.W. McRary, S.D. Rockwood, L.A. Simpson, R.C. Smith and J.P. Walkush serve as Class III Directors. All such Class III Directors will be standing for reelection. The eight nominees who receive the most votes will be elected as Class III Directors. It is intended that, unless otherwise indicated, the persons named in the enclosed form of proxy will vote FOR the election of Directors so as to elect the maximum number of the Board of Directors' nominees that may be elected by cumulative voting. To the best knowledge of the Board of Directors, all of the nominees are, and will be, able and willing to serve. In the event that any of the eight nominees listed below should become unavailable to stand for election at the Annual Meeting, the proxy holders intend to vote for such other person, if any, as may be designated by the Board of Directors, in the place and stead of any nominee unable to serve. Alternatively, the Board of Directors may elect, pursuant to
Section 3.02 of the Company's Bylaws, to fix the authorized number of Directors at a lower number so as to give the Nominating Committee of the Board of Directors additional time to evaluate candidates.

     Set forth below is a brief biography of each nominee for election as a Class III Director and of all other members of the Board of Directors who will continue in office:

                            NOMINEES FOR ELECTION AS
                              CLASS III DIRECTORS

                                TERM ENDING 2002

J.R. BEYSTER, age 74                                         Director since 1969
Chairman of the Board, Chief Executive Officer and President

     Dr. Beyster founded the Company in 1969 and has served as Chairman of the Board and Chief Executive Officer since that time and has served as President since June 1998. Dr. Beyster also served as President of the Company from 1969 to 1988. Dr. Beyster is also a member of the Board of Directors of Network Solutions, Inc.

W.A. DOWNING, age 59                                         Director since 1996
Director

     General Downing, USA (Ret.) joined the Company as a part-time employee in March 1996 and advises the Company on a wide variety of matters, including its long-term strategy for domestic and international business development. General Downing retired from the United States Army in 1996. Prior to his retirement, General Downing served as the Commander in Chief of U.S. Special Operations Command. General Downing has also served as the Commanding General of U.S. Army Special Operations Command and Commanding General of Joint Special Operations Command.

A.K. JONES, age 57                                        Director since 1998(1)
Director

     Dr. Jones has been a professor at the University of Virginia since 1989. From 1993 to 1997, Dr. Jones was on leave of absence from the University to serve as Director Defense Research and Engineering in the U.S. Department of Defense.

J.W. MCRARY, age 59                                       Director since 1972(2)
Director

     Dr. McRary has been the Chairman of the Board and Chief Executive Officer of Microelectronics and Computer Technology Corporation, a corporation involved in research and development of advanced computer architecture, software technology, component packaging and computer-aided design and manufacturing since 1994. Dr. McRary was an employee of the Company from 1971 to 1994 and served in various capacities, including serving as a Vice Chairman of the Board from 1988 to 1994.

S.D. ROCKWOOD, age 56                                        Director since 1996
Executive Vice President and Director

     Dr. Rockwood joined the Company in 1986 and has served as an Executive Vice President since 1997. Prior thereto, Dr. Rockwood served in various capacities with the Company, including serving as a Sector Vice President from 1987 to 1997.

L.A. SIMPSON, age 62                                   Director since April 1999
Director

     Mr. Simpson has been the President and Chief Executive Officer, Capital Operations of GEICO Corporation, an insurance company, since 1993. He is also a member of the Board of Directors of MediaOne Group, Inc., Potomac Capital Investment Corporation and Potomac Electric Power Co.

---------------
(1) Dr. Jones also served as a Director from June 1987 to May 1993.
(2) Dr. McRary did not serve as a Director in 1973.

R.C. SMITH, age 57                                           Director since 1998
Director

     R.C. Smith has served as the Chief Executive Officer and a member of the Board of Directors of Telcordia Technologies, Inc., a wholly-owned subsidiary of the Company ("Telcordia"), since January 1998. Prior to joining Telcordia, Mr. Smith was the Senior Vice President-Quality Development and Public Relations for Sprint Corporation from 1991 to January 1998.

J.P. WALKUSH, age 47                                         Director since 1996
Sector Vice President and Director

     Mr. Walkush joined the Company in 1976 and has served in various capacities since that time. He was elected as a Sector Vice President in 1994.

                               CLASS I DIRECTORS

                                TERM ENDING 2000

D.P. ANDREWS, age 54                                         Director since 1996
Corporate Executive Vice President and Director

     Mr. Andrews joined the Company in 1993 and has served as Corporate Executive Vice President since January 1998. Prior thereto, Mr. Andrews served as Executive Vice President for Corporate Development from 1995 to 1998, Senior Vice President for Corporate Development from 1994 to 1995 and as a Senior Vice President from 1993 to 1994. Prior to joining the Company, Mr. Andrews served as Assistant Secretary of Defense from 1989 to 1993.

V.N. COOK, age 64                                            Director since 1990
Director

     Mr. Cook joined the Company in 1991 and served as a Vice Chairman of the Board from 1992 to 1994. Mr. Cook was associated with IBM for 26 years until his retirement in 1989. Mr. Cook held several executive positions at IBM, including Vice President of IBM's Asia Pacific Corporation and President of IBM Federal System Division. He is also a member of the Board of Directors of KFX and the Chairman of Visions International, Inc., an industry consulting firm.

W.H. DEMISCH, age 54                                         Director since 1990
Director

     Mr. Demisch has been a Managing Director of Wasserstein Perella Securities, Inc. since 1998. From 1993 to 1998, he was Managing Director of BT Alex. Brown and from 1988 to 1993, he was Managing Director of UBS Securities, Inc.

J.E. GLANCY, age 53                                          Director since 1994
Corporate Executive Vice President and Director

     Dr. Glancy joined the Company in 1976 and has served in various capacities since that time. He was elected as a Corporate Executive Vice President in 1994. Dr. Glancy is also a member of the Board of Directors of Network Solutions, Inc.

H.M.J. KRAEMER, JR., age 44                                  Director since 1997
Director

     Mr. Kraemer has served as the Chief Executive Officer of Baxter International, Inc. ("Baxter"), a health-care products, systems and services company, since January 1999 and as President of Baxter since April 1997. Prior thereto, Mr. Kraemer served as the Senior Vice President and Chief Financial Officer of Baxter from November 1993 to April 1997 and as the Vice President of Finance and Operations of Baxter from 1990 to 1993. Mr. Kraemer is also a member of the Board of Directors of Comdisco, Inc.

C.B. MALONE, age 63                                          Director since 1993
Director

     Ms. Malone has served as the President of Financial & Management Consulting, Inc., a consulting company, since 1982. Ms. Malone is also a member of the Board of Directors of Dell Computer Corporation, Hannaford Bros. Co., Hasbro, Inc., Houghton Mifflin Company, Lafarge Corporation, The Limited Inc., Lowe's Companies, Mallinckrodt Group and Union Pacific Resources Corporation.

J.A. WELCH, age 68                                           Director since 1984
Director

     Dr. Welch joined the Company as a part-time employee in July 1990 and is involved in a number of scientific endeavors and strategic planning issues. Dr. Welch also serves as President of Jasper Welch Associates, a consulting firm which he founded in 1983. Prior thereto, Dr. Welch was a Major General in the United States Air Force, from which he retired in 1983 after serving for 31 years. Dr. Welch is also a member of the Board of Directors of Millitech Corp.

                               CLASS II DIRECTORS

                                TERM ENDING 2001

D.W. DORMAN, age 45                                          Director since 1998
Director

     Mr. Dorman has been the President and Chief Executive Officer (Designate) of ATT/BT Global Venture since April 1999. Prior thereto, he was the President and Chief Executive Officer of PointCast Incorporated ("PointCast") from November 1997 to April 1999 and Chairman of the Board of PointCast from February 1998 to April 1999. Previously, Mr. Dorman was the Executive Vice President of SBC Communications, Inc., a diversified telecommunications company, from August 1997 to November 1997, the President and Chief Executive Officer of Pacific Bell Corporation ("Pacific Bell") from 1994 to 1997 and Chairman of the Board of Pacific Bell from 1996 to 1997. Prior thereto, he was associated with Sprint Corporation for 13 years, during which time he held several management positions, most recently as President of Sprint Business Services from 1993 to 1994. Mr. Dorman is also a member of the Board of Directors of 3Com Corporation, ETEK Dynamics and Scientific Atlanta Corporation.

B.R. INMAN, age 68                                           Director since 1982
Director

     Admiral Inman, USN (Ret.) joined the Company in 1990 as a part-time employee and, in that capacity, advises the Company on a wide variety of strategic planning issues. Admiral Inman was the Chairman of the Board, President and Chief Executive Officer of Westmark Systems, Inc., an electronics industry holding company, from 1986 through 1989. From 1983 to 1986, Admiral Inman served as Chairman, President and Chief Executive Officer of Microelectronics and Computer Technology Corporation. Admiral Inman retired from the United States Navy in 1982. During his career as a United States Naval Officer, Admiral Inman served in a number of high-level positions in the U.S. Government, including Director of the National Security Agency and Deputy Director of Central Intelligence. Admiral Inman is also a member of the Board of Directors of Fluor Corporation, SBC Communications, Inc., Temple-Inland, Inc. and Xerox Corporation.

E.A. STRAKER, age 61                                         Director since 1992
Executive Vice President and Director

     Dr. Straker joined the Company in 1971 and has served in various capacities since that time. He was elected as an Executive Vice President in 1994.

M.E. TROUT, age 68                                           Director since 1995
Director


     Dr. Trout served as the interim Chief Executive Officer of Cytran, Inc., a bio-technology company, from April 1996 to July 1996. Prior thereto, Dr. Trout was associated with American Healthcare Systems, Inc. from 1986 until his retirement in 1995. Prior to his retirement, Dr. Trout served as Chairman, President and Chief Executive Officer and is currently serving as Chairman Emeritus of American Healthcare Systems, Inc. He is also a member of the Board of Directors of Baxter International and West Pharmaceutical Services, Inc. and the UCSD Foundation and the Chairman of the Board of Cytyc, inc.


J.H. WARNER, JR., age 58                                     Director since 1988
Corporate Executive Vice President and Director

     Dr. Warner joined the Company in 1973 and has served as a Corporate Executive Vice President since 1996. Prior thereto, Dr. Warner served in various capacities with the Company, including serving as a Executive Vice President from 1989 to 1996.

J.B. WIESLER, age 71                                         Director since 1989
Director


     Mr. Wiesler was associated with the Bank of America National Trust and Savings Association from 1949 until his retirement in 1987. Prior to his retirement, Mr. Wiesler served in a number of executive capacities with Bank of America National Trust and Savings Association, including Vice Chairman, Head of Retail Banking and Executive Vice President, Head of North American Division.


A.T. YOUNG, age 61                                           Director since 1995
Director

     Mr. Young served as an Executive Vice President of Lockheed Martin Corp. from March 1995 to July 1995. Prior to its merger with Lockheed Corporation, Mr. Young served as the President and Chief Operating Officer of Martin Marietta Corp. from 1990 to 1995. Mr. Young is also on the Board of Directors of the B.F. Goodrich Company and Potomac Electric Power Company.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     During the year ended January 31, 1999 ("Fiscal 1999"), the Board of Directors held four meetings. Average attendance at such meetings of the Board of Directors was 97%. During Fiscal 1999, all Directors attended at least 75% of the aggregate of the meetings of the Board of Directors and committees of the Board of Directors on which they served, except for D.W. Dorman.

     The Board of Directors has various standing committees, including an Audit Committee, a Compensation Committee, an Executive Committee, a Nominating Committee and an Operating Committee.

  Audit Committee

     The Audit Committee is primarily concerned with the Company's financial condition and its responsibilities include: (i) reviewing and evaluating the work and performance of the Company's internal auditors and its independent accountants and making recommendations to the Board of Directors regarding the selection of the Company's independent accountants; (ii) conferring with the Company's independent accountants and its internal auditors and financial and accounting officers to evaluate the Company's internal accounting methods and procedures and the recommended changes therein; (iii) reviewing circumstances which may have a major impact on the Company's financial controls and future profitability and (iv) overseeing the activities of the Company's Employee Ethics and Risk Committees. The Audit Committee held four meetings during Fiscal 1999. The current members of the Audit Committee are C.B. Malone (Chairperson), J.R. Beyster (ex-officio), A.K. Jones, H.M.J. Kraemer, Jr., and J.B. Wiesler.

  Compensation Committee

     The Compensation Committee is responsible for approving the salaries of the Chief Executive Officer and the four other most highly compensated executive officers of the Company and recommending to the Bonus Compensation Committee of the Board of Directors the amount of awards to be made to the Chief Executive Officer and the four other most highly compensated executive officers under the Company's Bonus Compensation Plan. The Compensation Committee is also responsible for issuing reports required by the Securities and Exchange Commission regarding the Company's compensation policies applicable to the Chief Executive Officer and the four other most highly compensated executive officers. The Compensation Committee held four meetings during Fiscal 1999. The Compensation Committee consists of all Directors who are not also employees of the Company. The current members of the Compensation Committee are J.B. Wiesler (Chairman), W.H. Demisch, D.W. Dorman, A.K. Jones, H.M.J. Kraemer, Jr., C.B. Malone, J.W. McRary, M.E. Trout and A.T. Young.

  Executive Committee

     The Executive Committee's charter provides that, to the extent permitted by Delaware law, it shall have and may exercise all powers and authorities of the Board of Directors with respect to the following: (i) taking action on behalf of the Board of Directors during intervals between regularly scheduled meetings of the Board of Directors if it is impractical to delay action on a matter until the next regularly scheduled meeting of the Board of Directors and (ii) overseeing and assisting in the formulation and implementation of human resource management, scientific research policies and financial matters. The Executive Committee held four meetings during Fiscal 1999. The current members of the Executive Committee are B.R. Inman (Chairman), D.P. Andrews, J.R. Beyster, J.E. Glancy, R.C. Smith, M.E. Trout, J.H. Warner, Jr. and A.T. Young.

  Nominating Committee

     The Nominating Committee's responsibilities include: (i) establishing a procedure for identifying nominees for election as Directors to the Board of Directors, (ii) reviewing and recommending to the Board of Directors criteria for membership on the Board and (iii) proposing nominees to fill vacancies on the Board of Directors as they occur. The Nominating Committee held four meetings during Fiscal 1999. The current members of the Nominating Committee are J.R. Beyster (Chairman), D.W. Dorman, B.R. Inman, H.M.J. Kraemer, Jr., J.W. McRary, M.E. Trout, J.A. Welch and A.T. Young.

     Any stockholder may nominate a person for election as a Director of the Company by complying with the procedure set forth in the Company's Bylaws. Pursuant to Section 3.03 of the Company's Bylaws, in order for a stockholder to nominate a person for election as a Director, such stockholder must give timely notice to the Corporate Secretary of the Company prior to the meeting at which Directors are to be elected. To be timely, notice must be received by the Corporate Secretary not less than 50 days nor more than 75 days prior to the meeting (or if fewer than 65 days' notice or prior public disclosure of the meeting date is given or made to stockholders, not later than the 15th day following the day on which the notice of the date of the meeting was mailed or such public disclosure was made). Such notice must contain certain information about the nominee, including his or her age, business and residence addresses and principal occupation during the past five years, the class and number of shares of Common Stock beneficially owned by such nominee and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee. The notice must also contain certain information about the stockholder proposing to nominate that person. Pursuant to Section 3.03 of the Company's Bylaws, the Company may also require any proposed nominee to furnish other information reasonably required by the Company to determine the proposed nominee's eligibility to serve as a Director.

  Operating Committee

     The Operating Committee has the authority to (i) approve offers by the Company to sell shares of Class A Common Stock, (ii) approve contracts to be entered into by the Company for the purchase or lease of goods, services and facilities, (iii) approve the amendment of the Company's employee benefit and incentive compensation plans, the Company's contributions to any such plan and the participation by the Company's subsidiaries in any such plan, (iv) approve the retainer and meeting fees to be paid to outside Board members, (v) authorize the filing of registration statements, reports and other documents with the Securities and Exchange Commission and state securities commissions, (vi) call the annual meeting of stockholders, fix the purposes, place, time, date and record date for such meeting and approve the proxy materials to be used in connection therewith, (vii) review preliminary agendas for meetings of the Board of Directors, (viii) adopt supplemental resolutions which modify or amend resolutions theretofore adopted by the Board of Directors which, in the opinion of the Company's counsel, do not materially change the purpose and intent of the underlying resolutions and (ix) authorize the merger between the Company and one or more of its subsidiaries. The Operating Committee held four meetings during Fiscal 1999. The current members of the Operating Committee are J.R. Beyster (Chairman), D.P. Andrews, J.E. Glancy, S.D. Rockwood, E.A. Straker, J.P. Walkush and J.H. Warner, Jr.

  Directors' Compensation

     Except as otherwise described below, all Directors, other than those who are employees of the Company, are paid an annual retainer of $25,000 and receive $1,000 for each day on which they attend meetings of the Board of Directors or of the committees on which they serve; provided, however, if a committee meeting is held on the same day as a Board of Directors or other committee meeting, the fee for each additional meeting is $500. In addition, effective as of July 1998, C.B. Malone is paid $10,000 annually for her services as the Chairperson of the Audit Committee, J.B. Wiesler is paid $10,000 annually for his services as the Chairman of both the Compensation and Human Resources Committees and M.E. Trout is paid $10,000 annually for his services as the Chairman of both the Litigation and the Health Care Committees. Because W.A. Downing is not a full-time employee of the Company, he is paid the annual retainer and meeting fees in addition to his compensation as an employee. Directors are also reimbursed for expenses incurred while attending meetings or otherwise performing services for the Company. Directors are eligible to receive stock options under the Company's 1998 Stock Option Plan. For services rendered as a Director during Fiscal 1999, D.W. Dorman received options to purchase 5,000 shares of Class A Common Stock at $54.90 per share; V.N. Cook, W.H. Demisch, W.A. Downing, A.K. Jones, H.M.J. Kraemer, Jr., J.W. McRary, J.A. Welch and J.B. Wiesler, each received options to purchase 3,500 shares of Class A Common Stock at $69.82 per share and D.W. Dorman, B.R. Inman, C.B. Malone, M.T. Trout and A.T. Young each received options to purchase 5,000 shares of Class A Common Stock at $69.82 per share. All such options were granted at a price equal to the market value of the Class A Common Stock (as reflected by the Formula Price) on the date of grant, become exercisable one year after the date of grant and vest as to 20%, 20%, 20% and 40% on the first, second, third and fourth year anniversaries of the date of grant, respectively.

     The Company has agreements with certain Directors whereby such Directors perform consulting and other services for the Company. In Fiscal 1999, A.K. Jones earned $3,200 for consulting services under a consulting arrangement which provided for remuneration of $200 per hour. The amount paid to Dr. Jones under such consulting arrangement was in addition to the annual retainer and meeting fees. In Fiscal 1999, C.B. Malone earned $20,830 for consulting services and services as a Director under a consulting arrangement which provided for remuneration of $4,166 per month. The amount paid to Ms. Malone under such consulting arrangement was in lieu of the annual retainer and meeting fees. This arrangement was terminated effective as of July 1998. In Fiscal 1999, M.E. Trout earned $25,000 for consulting services and services as a Director under a consulting arrangement which provided for remuneration of $5,000 per month. The amount paid to Dr. Trout under such consulting agreement was in lieu of the annual retainer and meeting fees. This arrangement was terminated effective as of July 1998.

     See "Compensation Committee Interlocks and Insider Participation" and "Certain Relationships and Related Transactions" for information with respect to transactions between the Company and certain entities in which certain Directors of the Company may be deemed to have an interest.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

     The following table (the "Summary Compensation Table") sets forth information regarding the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended January 31, 1999, 1998 and 1997, of those persons who were, at January 31, 1999 (i) the chief executive officer and (ii) the other four most highly compensated executive officers of the Company (collectively, the "Named Executive Officers"). The Summary Compensation Table sets forth the annual and long-term compensation earned by the Named Executive Officers for the relevant fiscal year whether or not paid in such fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                          LONG-TERM
                                            ANNUAL                   COMPENSATION AWARDS
                                         COMPENSATION             -------------------------
        NAME AND           FISCAL   -----------------------       RESTRICTED       OPTIONS      ALL OTHER
   PRINCIPAL POSITION       YEAR     SALARY         BONUS          STOCK(1)        (SHARES)    COMPENSATION
   ------------------      ------   --------       --------       ----------       --------    ------------
J.R. Beyster.............   1999    $623,077       $700,000        $      0              0      $   15,293(2)
  Chairman of the Board,    1998    $509,615       $600,000        $300,010(3)           0      $   14,867(2)
  Chief Executive Officer   1997    $396,635       $450,000        $      0         50,000      $   13,209(2)
  and President
R.C. Smith...............   1999    $500,000(4)    $650,012(4)(5)  $200,034(4)(6)   35,000(4)   $  224,113(4)(7)
  Chief Executive           1998    $ 37,879(4)(8) $ 92,016(4)(9)  $      0         40,000(4)   $1,687,638(4)(10)
  Officer of Telcordia      1997         N/A(11)        N/A(11)         N/A(11)        N/A(11)         N/A(11)
  Technologies, Inc.
J.E. Glancy..............   1999    $375,000       $390,007(12)    $250,025(13)     30,000      $   15,293(2)
  Corporate Executive       1998    $315,000       $269,995(14)    $250,002(15)     10,000          14,867(2)
  Vice President            1997    $245,000       $215,000        $ 15,005(16)     15,000          13,209(2)
J.H. Warner, Jr. ........   1999    $321,923       $320,007(17)    $149,973(18)     20,000      $   15,293(2)
  Corporate Executive       1998    $275,000       $259,974(19)    $100,016(20)     10,000      $   14,863(2)
  Vice President            1997    $269,231       $200,000        $  9,995(21)     10,000      $   13,209(2)
W.A. Roper, Jr. .........   1999    $311,539       $296,989(22)    $260,010(23)     30,000      $   40,273(24)
  Senior Vice President     1998    $251,347       $224,982(25)    $259,980(26)     25,000      $   64,864(27)
  and Chief Financial       1997    $227,308       $155,005(28)    $ 30,010(29)     15,000      $   38,207(30)
  Officer

---------------
 (1) The amount reported represents the market value on the date of grant (calculated by multiplying the Formula Price of the Company's Class A Common Stock on the date of grant by the number of shares awarded), without giving effect to the diminution in value attributable to the restrictions on such stock. As of January 31, 1999, the aggregate restricted stock holdings (other than restricted stock which have been deferred into the Key Executive Stock Deferral Plan) for the Named Executive Officers and for all other employees were as follows: J.R. Beyster: 7,667 shares with a market value as of such date of $535,310; R.C. Smith: 0 shares; J.E. Glancy: 509 shares, with a market value as of such date of $35,538; J.H. Warner, Jr.:
     3,119 shares, with a market value as of such date of $217,769; W.A. Roper,
     Jr.: 687 shares, with a market value as of such date of $47,966; and all other employees: 690,477 shares, with a market value as of such date of $48,209,104. Dividends are payable on such restricted stock if and when declared. However, the Company has never declared or paid a cash dividend on its capital stock and no cash dividends on its capital stock are contemplated in the foreseeable future.

 (2) Represents amounts contributed or accrued by the Company for the Named Executive Officers under the Company's Profit Sharing Plan, ESRP and CODA.

 (3) Represents 7,667 shares of Class A Common Stock which vest as to 20%, 20%, 20% and 40% on the first, second, third and fourth year anniversaries of the date of grant, respectively.

 (4) The Company and R. C. Smith are parties to an Employment Agreement dated December 18, 1997, as amended on February 2, 1998 (the "Smith Agreement"), pursuant to which Mr. Smith serves as Chief Executive Officer of Telcordia. Pursuant to the terms of the Smith Agreement, Mr. Smith was entitled to receive (i) an inducement vesting stock award pursuant to the Key Executive Stock Deferral Plan of deferred vesting shares having a value of $1,500,000 and (ii) an inducement award of options to purchase 40,000 shares of Class A Common Stock. The Smith Agreement provides that Mr. Smith will receive (i) a base salary of $500,000 per year, which base salary will be re-evaluated and determined by Telcordia's Board of Directors following Fiscal 1999, (ii) an annual incentive bonus in an amount determined by Telcordia's Board of Directors, with a target amount of $500,000 per year, beginning in Fiscal 1999, (iii) an annual option award in an amount determined by Telcordia's Board of Directors, with a target amount of options to purchase 30,000 shares of the Company's Class A Common Stock per year, beginning in Fiscal 1999, (iv) reimbursement of expenses incurred in connection with the relocation of Mr. Smith and his family to Telcordia's principal place of business and (v) a company automobile or automobile allowance in accordance with Telcordia's officer automobile policy as long as Telcordia maintains such a policy. Mr. Smith is also entitled to participate in various salary and bonus deferral plans or programs and receive certain health and welfare benefits maintained by Telcordia. In the event Mr. Smith is at any time involuntarily terminated without Cause or is subject to Constructive Termination (as such terms are defined in the Smith Agreement), Mr. Smith is entitled to receive (i) a severance payment of $2,000,000, payable in 24 installments, and (ii) an additional severance payment equal to the value of his unvested stock options (calculated by multiplying the difference between the Formula Price in effect on the date of his termination and the exercise price or prices of such stock options by the number of shares covered by such unvested options). Upon any termination of Mr. Smith's employment with Telcordia at any time, in addition to the usual and customary payments, Mr. Smith is also entitled to receive a payment equal to the value of a portion of his unvested shares of Class A Common Stock (calculated by multiplying the Formula Price in effect on the date of his termination by the number of such unvested shares). In the event any payment or distribution by or on behalf of Telcordia and the Company to or for the benefit of Mr. Smith as a result of a Change In Control (as defined in the Smith Agreement) would be subject to the excise tax imposed by
     Section 4999 of the Internal Revenue Code of 1986, as amended, or any interest or penalties resulting from such excise tax, Mr. Smith is entitled to an additional payment in the amount of all such excise taxes, interest or penalties paid. Pursuant to the terms of the Smith Agreement, Mr. Smith is subject to a covenant not to compete against Telcordia or the Company for a period of one year after the termination of his employment with Telcordia. The Company has unconditionally guaranteed prompt performance of Telcordia's obligations under the Smith Agreement.

 (5) Includes the award of 4,655 shares of Class A Common Stock which had a market value on the date of grant (calculated by multiplying the Formula Price of the Class A Common Stock on the date of grant by the number of shares awarded) of $325,012.

 (6) Represents 2,865 shares of Class A Common Stock which vest as to 20%, 20%, 20% and 40% on the first, second, third and fourth year anniversaries of the date of grant, respectively.

 (7) Represents $192,655 for relocation expenses, $16,549 for financial counseling, a credit towards his health and welfare benefits of $4,909 and a car allowance of $10,000. See Footnote 4.

 (8) Mr. Smith joined the Company in January 1998. R. C. Smith's annual salary for fiscal year 1998 would have been $500,000. See Footnote 4.

 (9) Includes the award of 1,065 shares of Class A Common Stock which had a market value on the date of grant (calculated by multiplying the Formula Price of the Class A Common Stock on the date of grant by the number of shares awarded) of $50,289.

(10) Represents the award of 43,129 Stock Units (which generally corresponds to one share of Class A Common Stock) pursuant to the Key Executive Stock Deferral Plan. Pursuant to the Smith Agreement, Mr. Smith was entitled to receive Stock Units having a market value of $1,500,000 as of January 17, 1998. On the date of grant, the 43,129 Stock Units had a value of $1,687,638. See Footnote 4.

(11) Mr. Smith was not an employee of the Company during fiscal year 1997.

(12) Includes the award of 573 shares of Class A Common Stock which had a market value on the date of grant (calculated by multiplying the Formula Price of the Class A Common stock on the date of grant by the number of shares awarded) of $40,007.

(13) Represents 3,581 shares of Class A Common Stock which vest as to 20%, 20%, 20% and 40% on the first, second, third and fourth year anniversaries of the date of grant, respectively.

(14) Includes the award of 511 shares of Class A Common Stock which had a market value on the date of grant (calculated by multiplying the Formula Price of the Class A Common Stock on the date of grant by the number of shares awarded) of $19,995.

(15) Represents 6,389 shares of Class A Common Stock which vest as to 20%, 20%, 20% and 40% on the first, second, third and fourth year anniversaries of the date of grant, respectively.

(16) Represents 578 shares of Class A Common Stock which vest as to 20%, 20%, 20% and 40% on the first, second, third and fourth year anniversaries of the date of grant, respectively.

(17) Includes the award of 573 shares of Class A Common Stock which had a market value on the date of grant (calculated by multiplying the Formula Price of the Class A Common Stock on the date of grant by the number of shares awarded) of $40,007.

(18) Represents 2,148 shares of Class A Common Stock which vest as to 20%, 20%, 20% and 40% on the first, second, third and fourth year anniversaries of the date of grant, respectively.

(19) Includes the award of 766 shares of Class A Common Stock which had a market value on the date of grant (calculated by multiplying the Formula Price of the Class A Common Stock on the date of grant by the number of shares awarded) of $29,974.

(20) Represents 2,556 shares of Class A Common Stock which vest as to 20%, 20%, 20% and 40% on the first, second, third and fourth year anniversaries of the date of grant, respectively.

(21) Represents 385 shares of Class A Common Stock which vest as to 20%, 20%, 20% and 40% on the first, second, third and fourth year anniversaries of the date of grant, respectively.

(22) Includes the award of 673 shares of Class A Common Stock which had a market value on the date of grant (calculated by multiplying the Formula Price of the Class A Common Stock on the date of grant by the number of shares awarded) of $46,989.

(23) Represents 3,724 shares of Class A Common Stock which vest as to 20%, 20%, 20% and 40% on the first, second, third and fourth year anniversaries of the date of grant, respectively.

(24) Represents a total of $15,293 contributed or accrued by the Company for Mr. Roper under the Company's Profit Sharing Plan, ESRP and CODA and the award of 455 Stock Units (which generally correspond to one share of Class A Common Stock) pursuant to the Company's Management Stock Compensation Plan which had a market value on the date of grant (calculated by multiplying the Formula Price of the Class A Common Stock on the date of grant by the number of Stock Units awarded) of $24,980.

(25) Includes the award of 894 shares of Class A Common Stock which had a market value on the date of grant (calculated by multiplying the Formula Price of the Class A Common Stock on the date of grant by the number of shares awarded) of $34,982.

(26) Represents 6,644 shares of Class A Common Stock which vest as to 20%, 20%, 20% and 40% on the first, second, third and fourth year anniversaries of the date of grant, respectively.

(27) Represents a total of $14,867 contributed or accrued by the Company for Mr. Roper under the Company's Profit Sharing Plan, ESRP and CODA and the award of 1,666 Stock Units (which generally correspond to one share of Class A Common Stock) pursuant to the Company's Management Stock Compensation Plan which had a market value on the date of grant (calculated by multiplying the Formula Price of the Class A Common Stock on the date of grant by the number of Stock Units awarded) of $49,997.

(28) Includes the award of 578 shares of Class A Common Stock which had a market value on the date of grant (calculated by multiplying the Formula Price of the Class A Common Stock on the date of grant by the number of shares awarded) of $15,005.

(29) Represents 1,156 shares of Class A Common Stock which vest as to 20%, 20%, 20% and 40% on the first, second, third and fourth year anniversaries of the date of grant, respectively.

(30) Represents a total of $13,209 contributed or accrued by the Company for Mr. Roper under the Company's Profit Sharing Plan, ESRP and CODA and the award of 1,142 Stock Units (which generally corresponds to one share of Class A Common Stock ) pursuant to the Company's Management Stock Compensation Plan which had a market value on the date of grant (calculated by multiplying the Formula Price of the Class A Common Stock on the date of grant by the number of Stock Units awarded) of $24,998.

OPTION GRANTS

     The following table sets forth information regarding grants of options to purchase shares of Class A Common Stock pursuant to the Company's 1995 Stock Option Plan made during Fiscal 1999 to the Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                       POTENTIAL REALIZABLE
                                                                                         VALUE AT ASSUMED
                                       % OF TOTAL                                     ANNUAL RATES OF STOCK
                                        OPTIONS                                         PRICE APPRECIATION
                         OPTIONS       GRANTED TO                                       FOR OPTION TERM(2)
                         GRANTED      EMPLOYEES IN    EXERCISE PRICE    EXPIRATION    ----------------------
        NAME           (SHARES)(1)    FISCAL 1999      (PER SHARE)         DATE          5%           10%
        ----           -----------    ------------    --------------    ----------    ---------    ---------
J.R. Beyster.........         0           N/A                N/A             N/A           N/A          N/A
R.C. Smith...........        50             *             $47.22         4/28/03      $    652     $  1,441
J.E. Glancy..........    10,000(3)          *             $39.13         3/19/03      $108,109     $238,893
J.H. Warner, Jr. ....    10,000(3)          *             $39.13         3/19/03      $108,109     $238,893
W.A. Roper, Jr. .....    25,000(3)          *             $39.13         3/19/03      $270,272     $597,231

---------------
 *  Less than 1% of the total options granted to employees in Fiscal 1999.

(1) All such options become exercisable one year after the date of grant and vest as to 20%, 20%, 20% and 40% on the first, second, third and fourth year anniversaries of the date of grant, respectively.

(2) The potential realizable value is based on an assumption that the Formula Price of the Class A Common Stock will appreciate at the annual rate shown (compounded annually) from the date of grant until the end of the 5-year option term. These values are calculated based on the regulations promulgated by the Securities and Exchange Commission and should not be viewed in any way as an estimate or forecast of the future performance of the Class A Common Stock. There can be no assurance (i) that the values realized upon the exercise of the stock options will be at or near the potential realizable values listed in this table, (ii) that the Class A Common Stock will in the future provide returns comparable to historical returns or (iii) that the Formula Price will not decline.

(3) Although the listed grants of options were made during Fiscal 1999, such grants relate to the individual's service for the fiscal year ended January 31, 1998.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table sets forth information regarding the exercise of options during Fiscal 1999 and unexercised options to purchase Class A Common Stock granted during Fiscal 1999 and prior years under the Company's 1992 Stock Option Plan and 1995 Stock Option Plan to the Named Executive Officers and held by them at January 31, 1999.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUE

                                                      NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                     UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                         SHARES                   OPTIONS AT JANUARY 31, 1999        AT JANUARY 31, 1999(1)
                        ACQUIRED       VALUE      ----------------------------    ----------------------------
        NAME           ON EXERCISE    REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
        ----           -----------    --------    -----------    -------------    -----------    -------------
J.R. Beyster.........         0            N/A      20,000          30,000        $  939,800      $1,409,700
R.C. Smith...........         0            N/A       8,000          32,050        $  245,520      $  983,210
J.E. Glancy..........     3,000       $ 81,360      21,000          32,000        $1,098,860      $1,346,080
J.H. Warner, Jr. ....     5,000       $170,720       7,200          24,800        $  350,280      $  997,520
W.A. Roper, Jr. .....     2,000       $ 54,240      10,200          40,800        $  519,420      $1,488,320

---------------
(1) Based on the Formula Price of the Class A Common Stock as of such date less the exercise price of such options.

                         COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     Since its inception, the Company has been an employee-owned corporation based upon the philosophy that "those who contribute to the Company should own it, and ownership should be commensurate with that contribution and performance as much as feasible." The Company's compensation policies, plans and programs seek to implement this employee ownership philosophy by closely aligning the financial interest of the Company's employees, including executive officers, with the financial interest of its stockholders.

     As members of the Compensation Committee, it is our responsibility to approve the salaries paid to the Company's Chief Executive Officer and the four other most highly paid executive officers of the Company and to recommend to the Bonus Compensation Committee of the Board of Directors the amount of grants to be made to the Chief Executive Officer and the four other most highly compensated executive officers under the Company's Bonus Compensation Plan. These determinations are made in light of individual, corporate and business unit performance, the performance of our competitors and other similar businesses and relevant market compensation data. To assist the Compensation Committee in carrying out these responsibilities, Towers Perrin, an internationally recognized executive compensation consulting firm, was retained by the Compensation Committee to review the compensation paid to the Company's Chief Executive Officer and the four other highest paid executive officers of the Company during the fiscal year ended January 31, 1999, and to provide a competitive assessment of the various components of such compensation.

     The compensation policy of the Company, which is endorsed by the Compensation Committee, is that a substantial portion of the total compensation of executive officers be related to and contingent upon their individual contribution and performance, the performance of business units under their management and the performance of the Company as a whole. In this way, the Company seeks to encourage continuing focus on increasing the Company's revenue, profitability and stockholder value, while at the same time motivating its executive officers to perform to the fullest extent of their abilities.

     The Company has continued to set the annual base salaries of its executive officers at or below competitive levels and continues to cause a significant portion of an executive officer's compensation to consist of annual and longer-term incentive compensation which are variable and closely tied to corporate, business unit and individual performance. For the fiscal year ended January 31, 1999, the executive officers' incentive compensation was an average of approximately 51% of the executive officers' total compensation (salary and bonus). As a result, much of an executive officer's total compensation was "at risk" and dependent on performance during the prior fiscal year.

     An executive officer's incentive compensation may consist of cash, fully-vested stock, vesting stock, stock options, stock units or a combination of these components. Generally, an annual bonus is given after the end of the fiscal year based on individual, corporate and business unit performance for such fiscal year and an executive officer's respective responsibilities, strategic and operational goals and levels of historic and anticipated performance. By awarding bonuses of vesting stock and vesting stock options, the Company seeks to encourage individuals to remain with the Company and continue to focus on the long-term technical and financial performance of the Company and on increasing stockholder value. Further, the exercise price of all stock options granted is equal to the Formula Price of the Class A Common Stock on the date of grant. Therefore, such stock options only have value to the extent that the Formula Price of the Company's Class A Common Stock increases during the term of the stock option. The Company's general philosophy is to encourage employees to have significant stockholdings in the Company so that they have sufficient economic incentive to maximize the Company's long-term performance and stock value.

     In evaluating the performance and establishing the incentive compensation of the Chief Executive Officer and the Company's other executive officers, the Compensation Committee recognized that the Company continued to increase its revenue and profitability during the past fiscal year. For the fiscal year ended January 31, 1999, the Company's revenues increased to $4.7 billion, a 51.6% increase from the prior fiscal year revenues of $3.1 billion. The Company's net income for this same period was $150.7 million, or a 77.7% increase over the prior fiscal year net income of $84.8 million. The Compensation Committee also has noted that despite increasing competition, the Company has continued to successfully increase and expand its business base in and to areas such as telecommunications, health, transportation, commercial and international and reduce its dependence on the national security and government areas in light of declining defense and other government budgets.

     Finally, notwithstanding the strong performance of the equity markets during the past year, the performance of the Company's Class A Common Stock exceeded the performance of both the broad market index of Standard and Poor's Composite 500 Stock Index and the Company's peer group index of the Goldman Sachs Technology Services Index. The Company's Class A Common Stock realized an annual return of 78.4% for the one year period ended January 31, 1999, significantly exceeding the annual return of both the Standard and Poor's Composite 500 Stock Index and the Goldman Sachs Technology Services Index of 32.5% and 25.4%, respectively, during the same period. The Compensation Committee also noted that over the past five and ten years, the Class A Common Stock realized annualized returns of 37.5% and 23.9%, respectively.

     During the past fiscal year, Dr. Beyster was paid a base salary of $600,000(1), which represented a 20% increase over his base salary for the prior year. Dr. Beyster's salary was increased in part due to a recognition that his prior base salary was significantly below market for comparably situated Chief Executive Officers. Despite this salary increase, Towers Perrin has concluded that Dr. Beyster's base salary fell below the 25th percentile in its compensation survey data base for Chief Executive Officers for general industry, high technology, aerospace/defense and communications companies.

     Dr. Beyster was paid a cash bonus of $700,000 for the fiscal year ended January 31, 1999. Considering the Company's successful performance during the past fiscal year, the fact that the Company's Class A Common Stock outperformed both the broad market index and the Company's peer group index and the continued diversification of the Company's business base, the Compensation Committee believes that Dr. Beyster's cash and vesting stock bonus are well warranted.

     Towers Perrin has also advised the Compensation Committee that Dr. Beyster's total compensation (base salary and bonus) paid for the last fiscal year also fell below the 25th percentile in its compensation survey data base of Chief Executive Officers for general industry, high technology, aerospace/defense and communications companies. The Compensation Committee would like to emphasize that Dr. Beyster's below market compensation level is not a reflection of the Compensation Committee's opinion of Dr. Beyster's ability or his relative value. It is, however, a reflection of Dr. Beyster's personal reluctance to accept compensation anywhere near the median compensation levels provided to the Chief Executive Officers of the comparable companies surveyed by Towers Perrin.

     Towers Perrin has reviewed the compensation for each of the other four highest paid executive officers of the Company during its last fiscal year and has reported to the Compensation Committee that, based on industry survey data collected by Towers Perrin, the compensation of these executive officers was within an acceptable range of competitive market levels for individuals with comparable duties and responsibilities.

     Section 162(m) of the Internal Revenue Code of 1986, as amended, generally limits the deductibility of certain compensation in excess of $1 million paid in any one year to the chief executive officer and the other four highest paid executive officers. In order to maintain maximum tax deductibility of executive compensation, the Company is seeking stockholder approval of the 1999 Stock Incentive Plan and the amendment and restatement of the 1984 Bonus Compensation Plan. The Compensation Committee will continue to monitor compensation programs in light of Section 162(m); however, the Compensation Committee considers it important to retain the flexibility to design compensation programs that are in the best long-term interests of the Company and its stockholders.

     The Compensation Committee believes that the compensation policies, plans and programs the Company has implemented, and which the Compensation Committee endorses, have encouraged management's focus

---------------

     (1)The variance between this amount and Dr. Beyster's base salary reported in the Summary Compensation Table is attributable to payment for his unused comprehensive leave.

on the long-term financial performance of the Company and have contributed to achieving the Company's technical and financial success.

J.B. Wiesler (Chairman)      C.B. Malone
W.H. Demisch                 J.W. McRary
D.W. Dorman                  M.E. Trout
A.K. Jones                   A.T. Young
H.M.J. Kraemer

April 8, 1999

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     During Fiscal 1999, W.H. Demisch, D.W. Dorman, A.K. Jones, H.M.J. Kraemer, Jr., C.B. Malone, J.W. McRary, M.E. Trout, J.B. Wiesler and A.T. Young served as members of the Compensation Committee. None of such persons served as an officer or employee of the Company or any of its subsidiaries during Fiscal 1999 or formerly served as an officer of the Company or any of its subsidiaries, except for J.W. McRary who was an employee of the Company from 1971 to 1994 and served as an Executive Vice President of the Company from 1979 to 1994.

     See also "Election of Directors -- Directors' Compensation."

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Foundation for Enterprise Development, a non-profit organization (the "Foundation"), was founded in 1986 by J.R. Beyster, Chairman of the Board and Chief Executive Officer of the Company, to promote employee ownership. Dr. Beyster is the President and a member of the Board of Trustees of the Foundation. In Fiscal 1999, the Company made a cash contribution of $548,400 to the Foundation. The Board of Directors has approved a contribution of $650,000 to the Foundation for Fiscal 2000.

     M.A. Walkush, sister of J.P. Walkush, a Director and Sector Vice President of the Company, is an employee of the Company. For services rendered during Fiscal 1999, M.A. Walkush received $66,784 in cash compensation, 72 shares of vesting Class A Common Stock which had a market value on the date of grant of $5,027 and options to acquire 2,000 shares at $69.82 per share, which was the market value of the Class A Common Stock (as reflected by the Formula Price) on the date of grant. Such shares of vesting Class A Common Stock and options both vest as to 20%, 20%, 20% and 40% on the first, second, third and fourth year anniversaries of the date of grant, respectively. M.A. Walkush has been an employee of the Company for over 13 years and works in the area of Employee Owner Relations.

     See also "Compensation Committee Interlocks and Insider Participation."

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules of the Securities and Exchange Commission (the "Commission") thereunder require the Company's directors and executive officers to file reports of their ownership and changes in ownership of Class A Common Stock with the Commission. Personnel of the Company generally prepare these reports on the basis of information obtained from each director and officer. Based on such information, the Company believes that all reports required by Section 16(a) of the Exchange Act to be filed by its directors and executive officers during the last fiscal year were filed on time.

                  STOCKHOLDER RETURN PERFORMANCE PRESENTATION

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total return on the Class A Common Stock against the cumulative total return of the Standard & Poor's Composite-500 Stock Index and against two industry indices for the five (5) fiscal years commencing February 1, 1994 and ending January 31, 1999. The two industry indices are the Goldman Sachs Technology Services Index and the Dow Jones Diversified Technology Index, the industry index used by the Company for 1998. The Company has elected to change its industry index to the Goldman Sachs Technology Services Index because the Company believes that this index more accurately represents the Company's lines of business. The comparison of total return shows the change in year-end stock price, assuming the immediate reinvestment of all dividends for each of the periods.

                            COMPARISON OF FIVE-YEAR
                            CUMULATIVE TOTAL RETURN
              AMONG SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
                             CLASS A COMMON STOCK,
                 STANDARD AND POOR'S COMPOSITE-500 STOCK INDEX,
                  GOLDMAN SACHS TECHNOLOGY SERVICES INDEX AND
                     DOW JONES DIVERSIFIED TECHNOLOGY INDEX

                                                                                               DJ                GOLDMAN SACHS
                                         SAIC STOCK PRICE        S&P 500 INDEX       DIVERSIFIED TECHNOLOGY        TECHNOLOGY
                                         ----------------        -------------       ----------------------      -------------
2/94                                          100.00                 100.00                 100.00                  100.00
1/95                                          110.78                 100.53                  98.48                  119.32
1/96                                          136.22                 139.40                 135.96                  174.50
1/97                                          182.95                 176.12                 177.64                  181.89
1/98                                          275.76                 223.51                 198.19                  211.61
1/99                                          492.04                 296.13                 206.13                  265.27
5 Year Annual Return Rate                     37.50%                 24.20%                 15.60%                  21.50%

                BENEFICIAL OWNERSHIP OF THE COMPANY'S SECURITIES

CLASS A COMMON STOCK

     To the best of the Company's knowledge, as of the Record Date, no person (other than Vanguard Fiduciary Trust Company ("Vanguard") in its capacity as trustee of the Retirement Plans) beneficially owned more than 5% of the outstanding shares of Class A Common Stock. The following table sets forth, as of the Record Date, to the best of the Company's knowledge, the number of shares of Class A Common Stock beneficially owned by each Director, each nominee for Director, the Named Executive Officers and all executive officers and Directors as a group:


                                                               AMOUNT AND
                                                               NATURE OF
                                                               BENEFICIAL       PERCENT
                  NAME OF BENEFICIAL OWNER                    OWNERSHIP(1)    OF CLASS(2)
                  ------------------------                    ------------    -----------
D.P. Andrews................................................       54,147            *
J.R. Beyster................................................      795,970          1.4%(3)
V.N. Cook...................................................       24,856            *
W.H. Demisch................................................       35,679            *
D.W. Dorman.................................................            0            *
W.A. Downing................................................        9,198            *
J.E. Glancy.................................................      149,643            *
B.R. Inman..................................................       88,647            *
A.K. Jones..................................................        3,900            *
H.M.J. Kraemer, Jr..........................................        6,700            *
C.B. Malone.................................................       22,221            *
J.W. McRary.................................................      146,636            *
S.D. Rockwood...............................................       66,522            *
W.A. Roper, Jr..............................................       60,837            *
L.A. Simpson................................................        2,000            *
R.C. Smith..................................................       15,631            *
E.A. Straker................................................      109,100            *
M.E. Trout..................................................       16,000            *
J.P. Walkush................................................      106,032            *
J.H. Warner, Jr.............................................      132,414            *
J.A. Welch..................................................       41,454            *
J.B. Wiesler................................................        6,000            *
A.T. Young..................................................       11,970            *
Vanguard Fiduciary Trust Company............................   28,319,780         48.4%(4)
  400 Vanguard Boulevard
  Malvern, PA 19355
All executive officers and Directors as a group
  (29 persons)..............................................    2,218,218          3.8%(5)


---------------
 * Less than 1% of the outstanding shares of Class A Common Stock and less than 1% of the voting power of the Common Stock.


(1) The beneficial ownership depicted in the table includes: (i) the approximate number of shares allocated to the account of the individual by the Trustee of the Company's ESRP, Profit Sharing Plan, CODA and/or the Telcordia Savings Plans as follows: D.P. Andrews (3,171 shares), J.R. Beyster (1,386 shares), V.N. Cook (2,499 shares), W.A. Downing (489 shares), J.E. Glancy (27,471 shares), B.R. Inman (10 shares), S.D. Rockwood (8,436 shares), W.A. Roper, Jr. (5,572 shares), R.C. Smith (24 shares), E.A. Straker (37,898 shares), J.P. Walkush (18,567 shares), J.H. Warner, Jr. (29,932 shares), J.A. Welch (4,846 shares), and all executive officers and Directors as a group (186,215 shares);

    (ii) shares subject to options exercisable within 60 days following the Record Date, as follows: D.P. Andrews (28,200 shares), J.R. Beyster (20,000 shares) V.N. Cook (5,700 shares), W.H. Demisch (10,700 shares), W.A. Downing (3,500 shares), J.E. Glancy (24,000 shares), B.R. Inman (13,000 shares), A.K. Jones (2,900 shares), H.M.J. Kraemer, Jr. (1,700 shares), C.B. Malone (13,000 shares), J.W. McRary (5,700 shares), S.D. Rockwood (19,400 shares), W.A. Roper, Jr. (18,000 shares), R.C. Smith (8,010 shares), E.A. Straker (17,000 shares), M.E. Trout (10,000 shares), J.P. Walkush (22,700 shares), J.H. Warner, Jr. (14,000 shares), J.A. Welch (10,700 shares), A.T. Young (9,200 shares) and all executive officers and Directors as a group (331,410 shares); (iii) shares held by spouses, minor children or other relatives sharing a household with the individual, as follows: E.A. Straker (9,718 shares), J.H. Warner, Jr. (1,089 shares), J.A. Welch (5,000 shares) and all executive officers and Directors as a group (18,307 shares); and (iv) shares held by certain trusts or foundations established by the individual, as follows: J.R. Beyster (766,917 shares), W.A. Downing (3,891 shares), C.B. Malone (7,500 shares), S.D. Rockwood (32,389 shares), M.E. Trout (5,000 shares), J.H. Warner, Jr. (78,249 shares), J.B. Wiesler (6,000 shares) and all executive officers and Directors as a group (984,575 shares).



(2) Based on 58,496,059 shares of Class A Common Stock outstanding as of the Record Date.



(3) Represents 1.3% of the voting power of the Common Stock.



(4) At the Record Date, Vanguard, as Trustee for the Retirement Plans, beneficially owned the following percentage of the outstanding shares of Class A Common Stock and Class B Common Stock and voting power of the Common Stock under the following plans for the benefit of plan participants: ESRP:
    26.6% Class A Common Stock, 9.7% Class B Common Stock and 26.2% of the voting power of the Common Stock; CODA: 15.3% Class A Common Stock, 0% Class B Common Stock and 15.0% of the voting power of the Common Stock; Profit Sharing Plan: 0.1% Class A Common Stock, 0.01% Class B Common Stock and 0.1% of the voting power of the Common Stock; AMSEC Plan: 0.1% Class A Common Stock, 0% Class B Common Stock and 0.1% of the voting power of the Common Stock; Telcordia Technologies Savings Plans: 6.1% Class A Common Stock, 0% Class B Common Stock and 5.9% of the voting power of the Common Stock; TransCore Retirement Plan: 0.2% Class A Common Stock, 0% Class B Common Stock and 0.2% of the voting power of the Common Stock.



(5) Represents 3.7% of the voting power of the Common Stock.

CLASS B COMMON STOCK

     The following table sets forth, as of the Record Date, to the best of the Company's knowledge, those persons who were beneficial owners of 5% or more of the outstanding shares of Class B Common Stock. None of the Directors, nominees for Director, the Named Executive Officers or executive officers of the Company own any shares of Class B Common Stock.


                                                              AMOUNT AND
                                                              NATURE OF
                                                              BENEFICIAL      PERCENT
          NAME AND ADDRESS OF BENEFICIAL OWNERSHIP            OWNERSHIP     OF CLASS(1)
          ----------------------------------------            ----------    -----------
Vanguard Fiduciary Trust Company............................    29,372(2)       9.7%(3)
  400 Vanguard Boulevard
  Malvern, PA 19355
R.C. Cavanagh...............................................    16,117          5.3%(3)
  2007 Carrhill Road
  Vienna, VA 22181
J.D. Cramer.................................................    15,145          5.0%(3)
  P.O. Box 30691
  Albuquerque, NM 87190
J.L. Griggs, Jr.............................................    20,267(4)       6.7%(3)
  1516 Sagebrush Trail, S.E.
  Albuquerque, NM 87123


---------------

(1) Based on 302,394 shares of Class B Common Stock outstanding as of the Record Date.


(2) Represents shares of Class B Common Stock beneficially owned by Vanguard in its capacity as Trustee for the ESRP and Profit Sharing Plan. Vanguard's total ownership of Common Stock is set forth in Note (4) to the previous table above.

(3) Represents less than 1% of the voting power of the Common Stock.


(4) Includes 803 shares held for the account of J.L. Griggs, Jr. by the Trustee of the Company's ESRP.

                              THE RECAPITALIZATION



     The following discussion summarizes certain aspects of the Recapitalization. This summary is not intended to be complete and is qualified in its entirety by reference to Article Fourth of the Charter, as it is proposed to be amended pursuant to Proposal 2, Proposal 3, Proposal 4 and Proposal 5 ("New Article Fourth"). A copy of New Article Fourth is attached to this Proxy Statement as Annex I and incorporated herein by reference.


GENERAL


     The Recapitalization consists of four proposals to amend the Charter. Proposal 2 increases the number of authorized shares of Class A Common Stock from 100,000,000 shares with a par value of $.01 per share to 1,000,000,000 shares with a par value of $.01 per share. Proposal 3 asks stockholders to approve amendments to the Charter to split each outstanding share of Class A Common Stock into four shares of Class A Common Stock. Proposal 4 increases the relative voting and other rights of each share of Class B Common Stock to maintain the relative rights of the Class A Common Stock and the Class B Common Stock following the stock split of the Class A Common Stock contemplated in Proposal 3. Proposal 5 asks stockholders to approve amendments to the Charter to clarify the treatment of employees of the Company's subsidiaries under the Company's right of repurchase upon termination of affiliation pursuant to Article Fourth. Proposals 2, 3, 4 and 5 are fully contingent upon one another and none of Proposals 2, 3, 4 and 5 will be approved unless all four are approved.



     Assuming Proposal 2, Proposal 3, Proposal 4 and Proposal 5 are approved by stockholders at the Annual Meeting, upon the filing of a Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the "Effective Time"), each outstanding share of Class A Common Stock will be split into four shares of Class A Common Stock. Consequently, after the Effective Time, each holder of Class A Common Stock will have four times as many shares as prior to the Effective Time, but such shares will represent the same percentage interest in the Company and the same relative voting power. Prior to the Effective Time, the Company generally intends to discontinue its practice of issuing physical stock certificates to represent the ownership interest of stockholders in the Company. Instead, stockholders will receive on a quarterly basis a written statement from the Company detailing their stock activity and ownership of Class A Common Stock and/or Class B Common Stock. Accordingly, although stockholders may retain their old certificates and do not need to surrender old certificates in order to be credited with ownership of the additional shares of Class A Common Stock resulting from the stock split contemplated by the Recapitalization, the Company encourages stockholders to surrender their certificates to assist the Company in its conversion to the certificateless system. See "The Recapitalization -- Certificates for Class A Common Stock."



BACKGROUND OF THE RECAPITALIZATION



     Since its inception, the Company has pursued a policy of remaining an employee owned corporation. The Company believes that its success, from both a technical and financial standpoint, has been largely attributable to widespread employee ownership and participation. As of the Record Date, approximately 94% of the outstanding Common Stock was directly owned by the Company's employees, officers, directors and consultants (and their family members), and the Company's Retirement Plans.


     The Company's success has been evidenced by a growth in revenues from $865 million in Fiscal 1989 to approximately $4.7 billion in Fiscal 1999 and an increase in the Formula Price from $8.29 per share on April 14, 1989 to $72.41 per share on April 9, 1999. We cannot assure you that the Company will continue to be profitable or grow at a comparable rate. However, the Board of Directors believes that the Company's employees, officers, directors and consultants should continue to be the beneficiaries of any future success of the Company.

     In order to maintain its employee ownership structure, the Company has traditionally only issued shares of its common stock to its employees, officers, directors and consultants and has generally imposed restrictions on these shares. These restrictions generally consist of: (i) a right of first refusal on the part of the Company in the event a stockholder desires to sell his or her shares other than in the limited market maintained by the

Company (the "Limited Market") and (ii) a right of repurchase on the part of the Company upon termination of the stockholder's employment or affiliation with the Company. Prior to August 1, 1984, all such restrictions were contained in stock restriction agreements entered into between the Company and a stockholder and were subject to termination in the event that the Company's common stock was listed on any national securities exchange or traded on a regular basis, as determined by the Company, in the over-the-counter market.


     In order to minimize the possibility that a market in the unrestricted shares (which represented less than two percent of the then outstanding shares) of the Company's common stock could develop outside the Limited Market with sufficient volume and regularity to cause the restrictions on the remaining shares of common stock to terminate and thereby destroy the Company's employee ownership structure, in August 1984, the Company's stockholders approved a reorganization of the Company in 1984 (the "1984 Reorganization"). Pursuant to the terms of the 1984 Reorganization, Science Applications, Inc., which was a wholly-owned subsidiary of the Company, was merged with and into the Company and each share of the Company's then outstanding common stock was converted into one share of Class A Common Stock, except that any stockholder who objected to the 1984 Reorganization and the conversion of his or her shares into shares of Class A Common Stock was entitled to elect to have his or her shares converted into an equal number of shares of Class B Common Stock. As of the Record Date, there were 58,496,059 shares of Class A Common Stock and 302,394 shares of Class B Common Stock outstanding.


     The Class A Common Stock is currently subject to the same restrictions that were generally applicable to the shares of common stock that were outstanding at the time of the 1984 Reorganization, but such restrictions are now incorporated into the Charter and will terminate only if the Company determines to create a public market in its shares, either by making an underwritten offering to the general public or by having its shares listed on a national securities exchange. The Board of Directors is also empowered to waive the restrictions on the Class A Common Stock in such other circumstances as it deems appropriate.

     Shares of Class B Common Stock are not subject to any restrictions on transferability pursuant to the Charter but remain subject to the same contractual or other restrictions, if any, that were applicable to the shares of common stock exchanged therefor in the 1984 Reorganization. No changes were made in the termination provisions applicable to the restrictions on the shares of common stock that were exchanged for shares of Class B Common Stock in the 1984 Reorganization. Such restrictions will terminate in the event that either class of Common Stock is listed on a national securities exchange or traded on a regular basis, as determined by the Company, in the over-the-counter market. Pursuant to the terms of the 1984 Reorganization, the Company is prohibited from issuing any additional shares of Class B Common Stock.


PURPOSE AND EFFECTS OF THE RECAPITALIZATION



     The Recapitalization will occur only upon approval by the stockholders of each of Proposal 2, Proposal 3, Proposal 4 and Proposal 5. If any of Proposal 2, Proposal 3, Proposal 4 and Proposal 5 is not approved, then none of the four may be approved and the Recapitalization will not occur. Proposal 2, Proposal 3, Proposal 4 and Proposal 5 are described below.



PROPOSAL 2: INCREASE AUTHORIZED SHARES OF CLASS A COMMON STOCK



NOTE: Approval of Proposal 2 is contingent upon approval of Proposal 3, Proposal 4 and Proposal 5; none of Proposals 2, 3, 4 and 5 will be approved unless all four are approved.



     Proposal 2 will increase the Company's financial flexibility by authorizing additional shares of Class A Common Stock for issuance by the Board of Directors, from time to time, without the necessity of further action or authorization by stockholders. Such additional shares of Class A Common Stock will be available for issuance for any proper corporate purpose, including, without limitation, issuance for cash as a means of obtaining additional capital for use in the Company's business and issuance as part or all of the consideration to be paid by the Company for acquisitions of other entities or businesses. The Company has no present plans, understandings, agreements or commitments for the issuance of additional shares of Class A Common Stock, except for shares to be issued pursuant to the Proposal 3 employee stock option, stock purchase, bonus, retirement and other incentive plans and upon conversion of shares of Class B Common Stock.



     If Proposal 2 is approved by stockholders at the Annual Meeting, at the Effective Time (based on the number of shares outstanding on the Record Date):
(i) the number of outstanding shares of Class A Common Stock will be increased from 58,496,059 to 233,984,236; (ii) the number of shares of Class A Common Stock authorized for issuance under the Company's existing stock option and other stock plans will be increased from 26,558,675 to 106,234,700 and (iii) the number of shares of Class A Common Stock reserved for issuance upon the conversion of shares of Class B Common Stock will be increased from 1,511,970 to 6,047,880.


     The increase in the number of authorized shares of Class A Common Stock will not, by itself, have any effect on the rights of existing stockholders. However, the Company's stockholders have no preemptive rights to subscribe for or purchase shares of the Company's capital stock and, accordingly, depending on the circumstances, the issuance of additional shares could adversely affect existing stockholders by diluting the voting power and earnings per share of the Common Stock.

     The increase in the number of authorized shares of Class A Common Stock might be considered as having the effect of discouraging attempts to take control of the Company even if a proposed transaction could be considered generally favorable to the interests of the stockholders. For example, in the event of an unsolicited tender offer or takeover proposal, the Board of Directors would have the ability to issue shares of Class A Common Stock, in one or more transactions, so as to impede or deter such an offer or proposal.


     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL AND ADOPTION OF PROPOSAL 2.



PROPOSAL 3: SPLIT OF CLASS A COMMON STOCK



NOTE: Approval of Proposal 3 is contingent upon approval of Proposal 2, Proposal 4 and Proposal 5; none of Proposals 2, 3, 4 and 5 will be approved unless all four are approved.



     The Board of Directors believes that the split of the Class A Common Stock resulting from Proposal 3 will be beneficial to the Company and its stockholders for the following reasons: (i) it will place the Formula Price applicable to shares of Class A Common Stock in a range that will provide increased stockholder liquidity and (ii) the lower Formula Price that will result from Proposal 3 will enable the Company's employees to purchase a greater number of shares of Class A Common Stock, in furtherance of the Company's policy of remaining essentially employee owned. If Proposal 3 had occurred on April 9, 1999, the Formula Price would have been $18.10 per share, rather than the actual Formula Price of $72.41 per share.



     From an accounting standpoint, the split of the Class A Common Stock resulting from Proposal 3 will not impact the amount of the Company's total stockholders' equity. The split will, however, quadruple the amount of the balance of the stated capital account for the Class A Common Stock, $.01 par value, and the balance of the additional paid-in capital account will be reduced by the dollar amount of the increase in the stated capital account. In this regard, if Proposal 3 had occurred on January 31, 1999, the balance of the stated capital account for the Class A Common Stock, $.01 par value, would have been $2,264,000 rather than its actual value of $566,000 and the additional paid in capital balance would have been $834,757,000 rather than its actual value of $836,455,000.



     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL AND ADOPTION OF PROPOSAL 3.



PROPOSAL 4: INCREASE RELATIVE VOTING AND OTHER RIGHTS OF CLASS B COMMON STOCK



NOTE: Approval of Proposal 4 is contingent upon approval of Proposal 2, Proposal 3 and Proposal 5; none of Proposals 2, 3, 4 and 5 will be approved unless all four are approved.


     Because of the termination provisions generally applicable to the restrictions on the Class B Common Stock described above, the Board of Directors is concerned that an increase in the number of shares of Class B

Common Stock outstanding after the Effective Time would also increase the likelihood of a market in the unrestricted shares of Class B Common Stock developing outside the Limited Market with sufficient volume and regularity to cause the restrictions on the other shares of Class B Common Stock to terminate. In addition, as described above, the Charter currently prohibits, subject to certain limited exceptions, the issuance of any additional shares of Class B Common Stock and the Board of Directors does not believe that amending the Charter to permit the issuance of additional shares of Class B Common Stock pursuant to a stock split would be in the best interest of stockholders. Accordingly, Proposal 3 does not provide for each outstanding share of Class B Common Stock to be split into four shares, but Proposal 4 does provide for a corresponding increase in the relative voting and other rights of holders of Class B Common Stock.



     The Board of Directors believes that Proposal 3, Proposal 4 and the Recapitalization result in increased liquidity for the Company's stockholders without increasing the risk of a market developing in the Class B Common Stock outside the Limited Market. Currently, each share of Class B Common Stock has five votes, is convertible into five shares of Class A Common Stock, is entitled to five times the dividends and amounts payable upon liquidation or dissolution of the Company with respect to each share of Class A Common Stock and is entitled to receive five times the consideration paid in certain mergers, consolidations or business combinations to which the Company is a party. Further, the price applicable to shares of Class B Common Stock is equal to five times the Formula Price applicable to the Class A Common Stock. In order to maintain the relative voting and other rights of the holders of Class B Common Stock after the Effective Time, as a result of the split of each outstanding share of Class A Common Stock into four shares of Class A Common Stock pursuant to the Proposal 3, New Article Fourth will provide that each share of Class B Common Stock will have 20 votes, be convertible into 20 shares of Class A Common Stock and be entitled to 20 times the dividends and amounts payable upon liquidation or dissolution of the Company with respect to each share of Class A Common Stock. After the Effective Time, the price applicable to shares of Class B Common Stock shall be equal to 20 times the Formula Price then applicable to the Class A Common Stock. See "The Recapitalization -- Description of Common Stock."



     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL AND ADOPTION OF PROPOSAL 4.



PROPOSAL 5: CLARIFICATION OF APPLICATION OF COMPANY'S RIGHT OF REPURCHASE UPON
            TERMINATION OF AFFILIATION



NOTE: Approval of Proposal 5 is contingent upon approval of Proposal 2, Proposal 3 and Proposal 4; none of Proposals 2, 3, 4 and 5 will be approved unless all four are approved.



     Article Fourth of the Charter currently provides the Company with a right to repurchase shares of Class A Common Stock upon termination of affiliation of an employee, director or consultant with the Company or a subsidiary. Upon stockholder approval of Proposal 5, New Article Fourth will clarify the treatment of employees of the Company's subsidiaries under the Company's right of repurchase upon termination of affiliation. New Article Fourth provides that the Company's right of repurchase must be exercised, if at all, within 60 days of the termination of the affiliation of an employee, director or consultant of the Company or within 60 days of receipt by the Company's Corporate Secretary of written notice of the termination of affiliation of an employee, director or consultant of a subsidiary of the Company. New Article Fourth also empowers the Board of Directors to designate an entity as a "subsidiary" of the Company for this purpose, based on the Company's equity interest in, control over or relationship with such entity. If the Company's equity interest in, control over or relationship with such entity changes, the Board of Directors may remove the designation. The Board of Directors believes that the clarification of the restriction in New Article Fourth will be an administrative convenience for the Company, reducing the risk of inadvertent waiver of the Company's right of repurchase upon the termination of affiliation of a stockholder with a subsidiary of the Company, consistent with the Company's policy of remaining essentially employee owned.



     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL AND ADOPTION OF PROPOSAL 5.

DESCRIPTION OF COMMON STOCK

  General


     If Proposal 2, Proposal 3, Proposal 4 and Proposal 5 are approved by stockholders at the Annual Meeting, New Article Fourth will provide for the authorization of 1,000,000,000 shares of Class A Common Stock with a par value of $.01 per share and five million shares of Class B Common Stock with a par value of $.05 per share. New Article Fourth will continue to authorize the issuance of three million shares of Preferred Stock, par value $.05 per share (the "Preferred Stock"), which may be issued by the Board of Directors from time to time without the necessity of further action or authorization by stockholders. No shares of Preferred Stock are currently outstanding and no shares of Preferred Stock will be issued pursuant to the Recapitalization.


     Voting Rights. Except as otherwise provided by law, the holders of shares of Class A Common Stock and Class B Common Stock will vote together as a single class in all matters, with each holder of Class A Common Stock having one vote per share and each holder of Class B Common Stock having 20 votes per share. All of the holders of Common Stock will be entitled to cumulate their votes in the election of Directors.

     Dividends Rights. Subject to the rights of the holders of outstanding Preferred Stock, holders of Class A Common Stock and Class B Common Stock will be entitled to receive, equally and ratably, such dividends as may be declared by the Board of Directors from time to time; provided, however, that any dividend on a share of Class B Common Stock must be equal to 20 times the dividend on a share of Class A Common Stock.

     Liquidation Rights. In the event of any dissolution or liquidation of the Company, after payment or provision for payment of the debts and other liabilities of the Company (including any Preferred Stock outstanding), the holders of Class A Common Stock and Class B Common Stock will be entitled to receive, equally and ratably, the remaining assets and funds of the Company; provided, however, that amounts distributed with respect to each share of Class B Common Stock must be equal to 20 times the amounts distributed with respect to each share of Class A Common Stock.

     Other. No class of Common Stock may be subdivided, consolidated, reclassified or otherwise changed unless the relative powers, preferences, rights, qualifications, limitations and restrictions applicable to the other class of Common Stock are maintained.

     In any merger, consolidation or business combination to which the Company is a party (other than a merger, consolidation or business combination in which the Company is the surviving corporation and which does not result in any change in the outstanding Common Stock), the consideration to be received with respect to each share of Class B Common Stock must be equal to 20 times the consideration to be received with respect to each share of Class A Common Stock, except that if capital stock is distributed in any such transaction, such shares may differ as to the rights of the holders thereof only to the extent that such rights differ pursuant to New Article Fourth.

  Class A Common Stock


     Pursuant to New Article Fourth, all shares of Class A Common Stock to be issued pursuant to the Recapitalization will be generally subject to the same restrictions (i.e., generally, a continuing right of first refusal on the part of the Company in the event a stockholder desires to sell his or her shares outside the Limited Market and a right of repurchase on the part of the Company upon termination of the stockholder's employment or affiliation with the Company) that are currently applicable to the shares of Class A Common Stock with respect to which they are issued. New Article Fourth clarifies the treatment of employees of the Company's subsidiaries under the right of repurchase upon termination of affiliation in certain respects. New Article Fourth provides that the Company's right of repurchase of Class A Common Stock must be exercised, if at all, within 60 days of the termination of the affiliation of an employee, director or consultant of the Company or within 60 days of receipt by the Corporate Secretary of the Company of written notice of the termination of affiliation of an employee, director or consultant of a subsidiary of the Company. New Article Fourth empowers the Board of Directors of the Company to designate an entity as a "subsidiary" of the Company for this purpose, based on the Company's equity interest in, control over or relationship with such entity. If the Company's equity interest in, control over or relationship with such entity changes, the Board of Directors may remove the designation. The Board of Directors believes that the clarification of the restrictions in New Article Fourth will be an administrative convenience for the Company, reducing the risk of inadvertent waiver of the Company's right of repurchase upon the termination of affiliation of a shareholder with a subsidiary of the Company, consistent with the Company's policy of remaining essentially employee owned.


     New Article Fourth will authorize the Company to issue shares of Class A Common Stock that are not subject to the Company's right of repurchase by way of a stock split or stock dividend. Therefore, the shares of Class A Common Stock to be issued at the Effective Time with respect to shares of Class A Common Stock that currently are not subject to that restriction (generally, shares issued in the 1984 Reorganization with respect to shares issued prior to October 1, 1981 and shares held by or distributed out of certain of the Company's employee benefit plans) also will not be subject to a right of repurchase. New Article Fourth will also authorize the Company to issue shares of Class A Common Stock that are not subject to the Company's right of repurchase upon the conversion of shares of Class B Common Stock that are not subject to that restriction. See "The Recapitalization -- Purpose and Effects of the Recapitalization."



     All shares of Class A Common Stock issued pursuant to the Recapitalization with respect to shares of Class A Common Stock that are currently subject to forfeiture in the event that the stockholder's employment or affiliation with the Company is terminated prior to the expiration of certain vesting periods, will be subject to forfeiture following the Effective Time in the same manner and to the same extent as the shares of Class A Common Stock with respect to which they are issued.


     All of the restrictions on the Class A Common Stock will continue to be subject to termination if the Company makes an underwritten offering of any class of its Common Stock or applies to have any class of its Common Stock listed on a national securities exchange. In addition, the Board of Directors will continue to have the authority to waive any or all of the restrictions on the Class A Common Stock in such circumstances as it deems appropriate.


     As a result of the split of each outstanding share of Class A Common Stock into four shares of Class A Common Stock pursuant to the Recapitalization, the Formula Price applicable to a share of Class A Common Stock immediately after the Effective Time will be equal to one-fourth of the Formula Price in effect immediately prior to the Effective Time. See "The Recapitalization -- Purpose and Effects of the Recapitalization."


  Class B Common Stock


     After the Effective Time, the shares of Class B Common Stock will remain subject to the same contractual restrictions, if any, that were applicable to such shares prior to the Effective Time. Such restrictions are generally subject to termination in the event that the Common Stock is listed on any national securities exchange or traded on a regular basis, as determined by the Company, in the over-the-counter market. See "The Recapitalization -- Background of the Recapitalization."



     Currently, each share of Class B Common Stock has five votes, is convertible into five shares of Class A Common Stock, is entitled to receive five times the dividends and amounts payable upon liquidation or dissolution of the Company with respect to each share of Class A Common Stock and is entitled to receive five times the consideration paid in certain mergers, consolidations or business combinations to which the Company is a party. The price applicable to shares of Class B Common Stock is equal to five times the Formula Price applicable to the Class A Common Stock. As a result of the split of each outstanding share of Class A Common Stock into four shares of Class A Common Stock pursuant to the Recapitalization, New Article Fourth will provide that each share of Class B Common Stock will be convertible, at any time, at the option of the holder thereof, into 20 shares of Class A Common Stock; and any shares of Class A Common Stock that are issued upon conversion of shares of Class B Common Stock that are not subject to a contractual right of repurchase upon termination of affiliation will also not be subject to that restriction. Pursuant to New Article Fourth, the price applicable to shares of Class B Common Stock shall be equal to 20 times the Formula Price then applicable to the Class A Common Stock.

     New Article Fourth will continue to prohibit the issuance of any additional shares of Class B Common Stock. All shares of Class B Common Stock reacquired by the Company upon conversion, in the Limited Market or otherwise, will be retired and will not be available for reissuance.

CERTIFICATES FOR CLASS A COMMON STOCK


     If Proposal 3 is approved by stockholders at the Annual Meeting, each share of Class A Common Stock that is outstanding at the Effective Time will be split into four shares of Class A Common Stock. Prior to the Effective Time, the Company generally intends to discontinue its practice of issuing physical stock certificates to represent the ownership interest of stockholders in the Company. Instead, stockholders will receive on a quarterly basis a written statement from the Company detailing their stock activity and ownership of Class A Common Stock and/or Class B Common Stock. Accordingly, although stockholders may retain their old stock certificates and do not have to surrender old certificates in order to be credited with ownership of the additional shares of Class A Common Stock resulting from the stock split contemplated by the Recapitalization, the Company encourages stockholders to surrender their certificates to assist in its conversion to the certificateless system.


CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The Company has been advised by its counsel that, in general, for federal income tax purposes (i) no income, gain or loss will be recognized by any holder of Class A Common Stock on the receipt of additional shares of Class A Common Stock solely as a result of the split of each share of Class A Common Stock into four shares of Class A Common Stock; (ii) the basis of each share of Class A Common Stock held by a stockholder immediately prior to the Effective Time will be allocated equally among the four shares of Class A Common Stock held in respect of such share after the Effective Time; (iii) the holding period for each share of Class A Common Stock received as a result of the split of Class A Common Stock will be the same as the holding period for the share of Class A Common Stock in respect of which it is received; and (iv) no income, gain or loss will be recognized by any holder of Class B Common Stock as a result of the increase in the relative voting and other rights of each share of Class B Common Stock.

EFFECTIVE TIME


     Subject to the approval of each of Proposal 2, Proposal 3, Proposal 4 and Proposal 5 by stockholders at the Annual Meeting (see "the
Recapitalization -- Recommendation of the Board of Directors; Vote Required"), the Recapitalization will become effective upon the filing of a Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. It is currently anticipated that such filing will be made on or about August 31, 1999.



RECOMMENDATION OF THE BOARD OF DIRECTORS; VOTE REQUIRED



     Approval of Proposal 2, Proposal 3, Proposal 4 and Proposal 5 requires the affirmative vote of (i) the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class, and (ii) the holders of a majority of the outstanding shares of Class A Common Stock, voting as a separate class, and none of Proposal 2, Proposal 3, Proposal 4 and Proposal 5 may be approved individually unless all four are approved.



     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE RECAPITALIZATION AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE PROPOSAL 2, PROPOSAL 3, PROPOSAL 4 AND PROPOSAL 5.


                   APPROVAL OF THE 1999 STOCK INCENTIVE PLAN

GENERAL

     On April 9, 1999, the Board of Directors of the Company approved the 1999 Stock Incentive Plan (the "1999 Plan"), subject to stockholder approval. If approved by stockholders, the 1999 Plan will provide for the granting of stock-based awards to employees, directors and consultants of the Company and its affiliates, in order to assist in attracting, retaining and motivating such personnel by providing an opportunity to participate in the increased value of the Company. The 1999 Plan authorizes the grant to eligible participants of options, stock appreciation rights ("SARs"), vested stock, restricted stock and restricted stock units, performance units, other stock-based awards, or any combination thereof (each, an "Award"). However, with respect to SARs, restricted stock units and other stock-based awards, the Board of Directors must specifically authorize the grant of such types of Awards before they can be awarded.


     The following summary of the material terms and provisions of the 1999 Plan is qualified in its entirety by reference to the full text of the 1999 Plan, a copy of which is attached to this Proxy Statement as Annex II and incorporated herein by this reference. Certain capitalized terms have the meanings assigned to those terms in the 1999 Plan. Any reference to number of shares relating to the 1999 Plan contained in this summary are presented on a basis before giving effect to the stock split contemplated by Proposal 3. See "The
Recapitalization -- Purpose and Effect of the Recapitalization."


SHARES AUTHORIZED UNDER THE 1999 PLAN

     The 1999 Plan will, if approved by the stockholders, authorize the grant of Awards with respect to 6,000,000 shares of Class A Common Stock, plus any shares of Class A Common Stock available for future awards under the Company's 1998 Stock Option Plan as of September 30, 1999 (following which date no further grants will be made under the 1998 Stock Option Plan). In addition, for each calendar year after 1999, 5% of the Company's outstanding shares of Class A Common Stock (as of the first day of such calendar year) will be added to the number of shares authorized for issuance under the 1999 Plan; provided, however, that in no event shall the number of shares authorized for issuance under the 1999 Plan exceed 15% of the Company's outstanding shares of Class A Common Stock and Class B Common Stock. The 1999 Plan provides that the maximum number of shares of Class A Common Stock that may be issued pursuant to incentive stock options is 8,000,000. Shares covered by Awards under the 1999 Plan or the 1998 Stock Option Plan that are not delivered to a participant because the Award is forfeited, canceled or expires, or is settled in cash or the shares are used to satisfy tax withholding obligations, will not count against the number of shares available under the 1999 Plan, but if tax withholding is applied to incentive stock options and shares are withheld to satisfy such withholding obligation, these shares will be deemed delivered for purposes of the 8,000,000 share limit on incentive stock options. In addition, Awards may be made under the 1999 Plan in substitution for awards granted by a company acquired by the Company. Such substitute Awards will not count against the number of shares available under the 1999 Plan. Awards may not be granted to any individual in any calendar year with respect to more than 500,000 shares of Class A Common Stock.

     The 1999 Plan provides, in the discretion of the Committee, for adjustments in the aggregate number of shares subject to the 1999 Plan, the maximum number of shares as to which Awards may be granted to any one participant thereunder and the number of shares and the exercise price per share and other terms of outstanding Awards, in the event of any corporate transaction or distribution (including any stock split, stock dividend, recapitalization, spin-off, combination or exchange of securities, or other similar transaction).

     Pursuant to the Company's Charter, all shares of Class A Common Stock acquired pursuant to Awards under the 1999 Plan are subject to the Company's right of repurchase upon the participant's termination of employment or affiliation with the Company at the then prevailing Formula Price. All such shares are also subject to the Company's right of first refusal if a participant desires to sell such shares other than in the Company's Limited Market. As of April 9, 1999, the market value of the Class A Common Stock (as reflected by the Formula Price) was $72.41 per share.

ELIGIBLE PARTICIPANTS


     Employees, directors and consultants of the Company and its affiliates are eligible to participate in the 1999 Plan. As of the Record Date, the Company and its subsidiaries had eight directors who were not also employees and approximately 35,900 employees and 1,100 consultants.

ADMINISTRATION

     The 1999 Plan will be administered by the "Committee" as defined in the 1999 Plan. The 1999 Plan defines the "Committee" as any of: (i) the Board of Directors of the Company (the "Board"), (ii) the Stock Option Committee of the Board (or such other committee of the Board as is appointed to administer the 1999 Plan) or (iii) in the case of certain Awards, an individual or individuals appointed by the Board to administer the 1999 Plan. In the case of awards to certain individuals, the composition of the Committee must conform to the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), or Rule 16b-3 under the Securities Exchange Act of 1934.

     The Committee is authorized to determine the eligible individuals who will be granted Awards under the 1999 Plan and to establish the terms and conditions of such Awards. The Committee also has the power to modify or amend the terms of an outstanding Award, accelerate or defer the exercise date of an Award, or reprice, cancel, regrant or otherwise adjust the exercise price of an Award. The Committee is also authorized to interpret the 1999 Plan and to adopt the rules and regulations for its administration.

     Generally, each Award (other than an Award of vested stock) will be evidenced by an award agreement delivered to the participant specifying the terms and conditions of the Award and any rules applicable to such Award. The material terms and features of the various forms of Awards available under the 1999 Plan are set forth below.

TYPES OF AWARD

     Options -- An option represents the right to purchase shares of Class A Common Stock upon payment of a pre-established exercise price. The exercise price, vesting schedule (if any) and other terms and conditions of options granted under the 1999 Plan are established at the time of grant by the Committee. Options granted pursuant to the 1999 Plan may be nonqualified stock options or incentive stock options within the meaning of Section 422 of the Code.

     SARs -- A SAR represents the right to receive an amount equal to the appreciation of shares of Class A Common Stock over a pre-established exercise price. The exercise price, vesting schedule (if any) and other terms and conditions of SARs granted under the 1999 Plan are established at the time of grant by the Committee.

     Vested Stock -- These awards are grants of shares of Class A Common Stock to participants.

     Restricted Stock -- Restricted Stock Awards are grants of shares of Class A Common Stock subject generally to forfeiture and transfer restrictions which lapse in accordance with a vesting schedule or upon the satisfaction of specified conditions. The vesting schedule or conditions to which a Restricted Stock Award is subject are established by the Committee at the time of grant.

     Restricted Stock Units -- Restricted Stock Units are rights to receive shares of Class A Common Stock at a future date, in accordance with a vesting schedule or upon satisfaction of other specified conditions. The vesting schedule or other conditions are established by the Committee at the time of grant.

     Performance Awards -- Performance Awards are rights to receive amounts, denominated in cash or shares of Class A Common Stock, based upon the Company's or a participant's performance during the period between the date of grant and a pre-established future date. Performance criteria, the length of the performance period, and the form and time of payment of the Award are established by the Committee at the time of grant. The performance measures to be used for purposes of Awards to employees whose compensation is subject to Section 162(m) of the Code (see "Federal Income Tax Consequences" below) must be chosen by the Committee from among the following: (i) earnings per share, (ii) net income,
(iii) income from operations, (iv) earnings before interest and taxes, (v) earnings before interest, taxes, depreciation and amortization, (vi) return on assets, (vii) return on equity, (viii) return on capital, (ix) total stockholder return, (x) revenue growth, (xi) new business generation, (xii) cash flow,
(xiii) employee turnover, (xiv) human resources, (xv) mergers, acquisitions, investments, joint ventures or sales or divesti-tures of assets, businesses or subsidiaries, (xvi) litigation, (xvii) information services and (xviii) cost reductions or savings.

     Other Stock-Based Awards -- These are Awards based on, or related to, shares of Class A Common Stock that do not constitute any of the Awards described above. Such Awards shall have such terms and conditions as are established by the Committee.

CHANGE IN CONTROL

     The 1999 Plan provides that, except as provided in the relevant Award Agreement, outstanding Awards will become fully vested on the occurrence of a Change in Control of the Company.

NON-TRANSFERABILITY

     Except as otherwise provided in the relevant Award Agreement, Awards granted pursuant to the 1999 Plan are not transferable and, during a participant's life, options and SARs may only be exercised by the participant or his or her legal representative.

AMENDMENT, SUSPENSION AND TERMINATION

     The Board of Directors or the Operating Committee of the Board of Directors (the "Operating Committee") may at any time amend, suspend or terminate the 1999 Plan; provided, however, that no such amendment may, without the affirmative vote of a majority of the voting power of the Company's capital stock, increase the maximum number of shares for which Awards may be granted (in the aggregate or to any single individual) or change the class of individuals eligible to participate in the 1999 Plan. Unless terminated by the Operating Committee or the Board of Directors of the Company, the 1999 Plan shall continue until April 9, 2019; provided, however, that incentive stock options may not be granted under the 1999 Plan after April 9, 2009.

PLAN BENEFITS

     Subject to the provisions of the 1999 Plan, the Committee has full discretion to determine the number and amount of awards to be granted under the 1999 Plan. Therefore, the benefits and amounts that will be received by each of the Named Executive Officers, all current executive officers as a group, all current directors who are not executive officers as a group and all employees as a group under the 1999 Plan are not presently determinable. Details on stock option, bonus, restricted stock awards and other compensation received by the Named Executive Officers for the last fiscal year are presented in the tables entitled "Summary Compensation Table" and "Option Grants in Last Fiscal Year" on pages 10 and 13 hereof.

FEDERAL INCOME TAX CONSEQUENCES

  Nonqualified Stock Options

     Options granted under the 1999 Plan may be nonqualified options or incentive stock options, as determined by the Committee at the time of grant. Generally, under Section 83 of the Code, the optionee will not be taxed upon the grant of any nonqualified stock option, but rather, at the time of exercise of such option, the optionee will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value at the time of exercise of the Class A Common Stock purchased over the exercise price. The Company will generally be entitled to a tax deduction at such time and in the same amount that the optionee realizes ordinary income.

     If stock acquired upon the exercise of a nonqualified stock option is later sold or exchanged, then the difference between the sale price and the fair market value of such stock on the date of exercise is generally taxable as long-term or short-term capital gain or loss (provided the stock is a capital asset in the holder's hands) depending upon whether the holding period for such stock at the time of disposition is more than one year or one year or less, respectively.

  Incentive Stock Options

     Options granted under the 1999 Plan designated as such are intended to constitute incentive stock options for federal income tax purposes. Generally, an optionee receiving an incentive stock option will not be in receipt of taxable income upon the grant of the incentive stock option or upon its timely exercise. The exercise of an incentive stock option will be timely if made during its term and if the optionee remains an employee of the Company or its subsidiary at all times during the period beginning on the date of grant of the incentive stock option and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of death). Upon the ultimate sale of the stock received upon such exercise, except as noted below, the optionee will recognize long-term capital gain or loss (if the stock is a capital asset in the hands of the optionee) equal to the difference between the amount realized upon such sale and the exercise price. The Company, under these circumstances, will not be entitled to any federal income tax deduction in connection with either the exercise of the incentive stock option or the sale of such shares by the optionee.

     However, if the stock acquired upon the timely exercise of an incentive stock option is disposed of by the optionee prior to the expiration of two years from the date of grant of the incentive stock option or within one year from the date such stock is transferred to the optionee upon exercise (a "disqualifying disposition"), any gain realized by the optionee generally will be taxable at the time of such disqualifying disposition as follows: (i) at ordinary income tax rates to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the incentive stock option is exercised or the amount realized on such disqualifying disposition and
(ii) if the stock is a capital asset in the hands of the optionee, as capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the stock on the date of exercise of the incentive stock option. If a disqualifying disposition is made in a transaction in which a loss would not be recognized under the Code (e.g., a gift, sale to certain related parties, sale followed by a purchase of stock or grant of a new option under the "wash sale" rules), the taxable gain recognized as a result of such disqualifying disposition will not be limited to the amount of gain realized in the disqualifying disposition. In the case of a disqualifying disposition, the Company may claim a federal tax deduction at the time and in the amount taxable to the optionee as ordinary income. Currently, any capital gain realized by the optionee will be long-term capital gain if the optionee's holding period for the stock at the time of disposition is more than 12 months; otherwise, it will be short-term capital gain.

     For purposes of the alternative minimum tax provisions contained in Section 55 of the Code, the exercise of an incentive stock option will be treated as though it were a nonqualified stock option under Section 83 of the Code (described above), but solely for purposes of determining the optionee's alternative minimum taxable income.

  Exercise With Shares of Stock

     If payment of the exercise price of a nonqualified stock option is made by surrendering previously owned shares of stock, the following rules apply:

          (a) No gain or loss will be recognized as a result of the surrender of shares in exchange for an equal number of shares subject to the nonqualified stock option, and the surrender of shares will not be treated as a disqualifying disposition of any stock acquired through exercise of an incentive stock option.

          (b) The number of shares received equal to the shares surrendered will have a basis equal to the basis of shares surrendered and a holding period that includes the holding period of the shares surrendered.

          (c) Any additional shares received will (i) be taxed as ordinary income in an amount equal to the fair market value of the shares at the time of exercise, (ii) have a basis equal to the amount included in taxable income by the optionee and (iii) have a holding period that begins on the date of the exercise.

     If payment for the exercise price of an incentive stock option is made by surrendering previously owned shares of the stock, the following rules apply:

     If shares of "statutory option stock" (i.e., stock previously acquired pursuant to the exercise of an incentive stock option) are surrendered in payment of the exercise price of an incentive stock option and if, at the date of surrender, the applicable holding period for such shares has not been met (e.g., if shares previously acquired upon the exercise of an incentive stock option are surrendered within two years from the date of grant or within one year from the date the shares were transferred to the optionee), such surrender will constitute a "disqualifying disposition" and any gain realized on such transfer will thus be taxable according to the rules described above for disqualifying dispositions. If the shares surrendered are not statutory option stock, or if they are statutory option stock but have been held for the requisite holding period, no gain or loss should be recognized upon such surrender. Although the Internal Revenue Service will not issue any rulings as to the effect of such an exercise, it has issued a published ruling stating that no gain or loss will be recognized upon the surrender of shares upon exercise of a nonqualified stock option, and the Treasury Department has issued proposed regulations which, if adopted in their current form, would appear to provide that, except as discussed above, in general, when shares are surrendered upon exercise of an incentive stock option:

          (a) No gain or loss will be recognized as a result of the exchange.

          (b) A number of shares received which is equal in number to the shares surrendered will have a basis equal to the shares surrendered and (except for purposes of determining whether a disposition will be a disqualifying disposition) will have a holding period which includes the holding period of the shares exchanged.

          (c) Any additional shares received will have a zero basis and will have a holding period which begins on the date of the exchange. If any of the shares received are disposed of within two years of the date of grant of the incentive stock option or within one year after the date shares were transferred to the optionee, the shares with the lowest basis (i.e., a zero basis) will be deemed to be disposed of first and such disposition will be a disqualifying disposition giving rise to ordinary income as discussed above.

  Restricted Stock

     Restricted Stock Awards are taxable as ordinary income to the recipient at the time, and to the extent, the Award becomes nonforfeitable in an amount equal to the value of the Class A Common Stock subject to the Award, or portion thereof becoming nonforfeitable, at such time. The recipient may, however, elect to recognize, for federal income tax purposes, the value of the Award of shares of Class A Common Stock on the date such shares are received, even though the shares remain subject to forfeiture at that time. The election must be made within 30 days after the Award of shares.

     If such an election is made, future appreciation in the value of the shares of Class A Common Stock will not be treated as taxable compensation. However, if the shares are forfeited after the taxable year in which such election is made, no deduction will be allowed to the recipient. The Company is entitled to a deduction at the time the recipient recognizes the Award (or a portion thereof) as taxable income in an amount equal to the amount recognized by the recipient as taxable income.

  Restricted Stock Units

     Generally, Restricted Stock Units will be taxable for federal income tax purposes as ordinary income to the recipient at the time, and to the extent, the Award becomes nonforfeitable in an amount equal to the value of the Class A Common Stock subject to the Award, or portion thereof, becoming nonforfeitable, at such time. The Company is entitled to a deduction at the time the recipient recognizes taxable income in an amount equal to the amount recognized by the recipient as taxable income.

  SARs

     SARs are generally taxed at the time of exercise rather than at grant or vesting. The recipient will recognize ordinary income for federal income tax purposes in an amount equal to the value of the cash and/or shares of Class A Common Stock delivered to the recipient upon exercise of the SAR. The Company is entitled to a deduction at the time the recipient recognizes taxable income in an amount equal to the amount recognized by the recipient as taxable income.

  Performance Awards

     Performance Awards are generally taxed as ordinary income to the recipient, at the time paid or payable (or when no longer subject to forfeiture restrictions, if earlier) equal to the value of shares of Class A Common Stock and/or cash payable under the Award at such time. The Company is entitled to a deduction at the time the recipient recognizes taxable income in an amount equal to the amount recognized by the recipient as taxable income.

  Section 162(m)

     Section 162(m) of the Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the corporation on the last day of the taxable year ("Named Executive Officers"), but excepts from this limitation "performance-based compensation" the material terms of which are disclosed to and approved by stockholders. The Company has structured and intends to implement the 1999 Plan so that compensation to the Named Executive Officers resulting therefrom would be qualified "performance-based compensation" and would not, therefore, be subject to any Code Section 162(m) deduction limitation. To allow the Company to qualify such compensation, the Company is seeking stockholder approval of the 1999 Plan.

  Section 280G of the Code

     Under certain circumstances, the accelerated vesting or exercise of Awards in connection with a Change in Control (as defined in the 1999 Plan) of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the grantee may be subject to a 20% excise tax and the Company may be denied a tax deduction.

  Summary

     The foregoing discussion is intended only as a summary of certain federal income tax consequences and does not purport to be a complete discussion of all of the tax consequences of participation in the 1999 Plan. Accordingly, holders of Awards granted under the 1999 Plan should consult their own tax advisors for specific advice with respect to all federal, state or local tax effects before exercising any options or SARs and before disposing of any shares of stock acquired pursuant to an Award. Moreover, the Company does not represent that the foregoing tax consequences apply to any particular Award holder's specific circumstances or will continue to apply in the future and makes no undertaking to maintain the tax status (e.g., as an incentive stock option) of any Award.

     The 1999 Plan is not subject to any provision of ERISA, nor is it a qualified employee benefit plan under Section 401(a) of the Code.

RECOMMENDATION OF THE BOARD OF DIRECTORS; VOTE REQUIRED

     The Board of Directors believes that approval of the 1999 Plan is in the best interest of the Company and its stockholders because it provides a means by which the Company and its subsidiaries can attract and retain qualified key employees, directors and consultants and provide such personnel with an opportunity to participate in the increased value of the Company which their efforts, initiative and skill have helped produce. THE BOARD OF DIRECTORS HAS APPROVED THE 1999 PLAN AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL AND ADOPTION OF THE 1999 PLAN.

     The affirmative vote of the holders of a majority of the voting power of Class A Common Stock and Class B Common Stock, voting together as a single class, represented and voted at the Annual Meeting is required to approve the 1999 Plan. If the 1999 Plan is not approved by the Company's stockholders, it will not be implemented.

                        APPROVAL OF AMENDED AND RESTATED
                          1984 BONUS COMPENSATION PLAN

GENERAL

     In 1984, the Company's stockholders approved the 1984 Bonus Compensation Plan (the "1984 Plan"), which provides for the grant of annual and long-term bonuses and other stock- and cash-based performance awards. In order to improve administrative flexibility under the 1984 Plan, on April 9, 1999, the Company's Board of Directors approved, subject to stockholder approval, an amended and restated version of the 1984 Plan (the "Restated 1984 Plan"). Adoption of the Restated 1984 Plan is being submitted for stockholder approval.


     The following summary of the material terms and provisions of the Restated 1984 Plan is qualified in its entirety by reference to the full text of the Restated 1984 Plan, a copy of which is attached to this Proxy Statement as Annex III and incorporated herein by this reference. Certain capitalized terms have the meanings assigned to those terms in the Restated 1984 Plan. Any reference to number of shares relating to the Restated 1984 Plan contained in this summary are presented on a basis before giving effect to the stock split contemplated by Proposal 3. See "The Recapitalization -- Purpose and Effect of the Recapitalization."


AWARDS AUTHORIZED UNDER THE RESTATED 1984 PLAN

     The Restated 1984 Plan will, if approved by the stockholders, authorize the grant to eligible participants of Bonus Awards in each Company fiscal year with an aggregate fair market value of up to the "Bonus Pool" for that year. The Bonus Pool for each fiscal year will be established by the Committee, but may not exceed 7.5% of the Company's consolidated revenue for the year. The maximum fair market value of awards that may be granted to any individual during a fiscal year under the Plan is $25,000,000. Bonus Awards may be denominated in cash or shares of Class A Common Stock.

ELIGIBLE PARTICIPANTS


     Employees, directors and consultants of the Company and its affiliates are eligible to participate in the Restated 1984 Plan. As of the Record Date, the Company and its subsidiaries had eight directors who were not also employees and approximately 35,900 employees and 1,100 consultants.


ADMINISTRATION

     The Restated 1984 Plan will be administered by the "Committee," as defined in the plan. The Restated 1984 Plan defines the "Committee" as any of: (i) the Board of Directors of the Company, (ii) the Compensation Committee of the Board of Directors (or such other committee of the Board of Directors as is appointed to administer the Restated 1984 Plan), (iii) the Chief Executive Officer of the Company with respect to Bonus Awards under the CEO Bonus Fund (described below) and (iv) Group Managers, with respect to Bonus Awards from the Group Bonus Pools (described below). In the case of Bonus Awards to certain individuals, the composition of the Committee must conform to the requirements of Section 162(m) of the Code or Rule 16b-3 under the Securities Exchange Act of 1934 (for stock-based awards).

     The Committee is authorized to determine the eligible individuals who will be granted Bonus Awards under the Restated 1984 Plan and to establish the form of such Bonus Awards and their terms and conditions. The Committee also has the power to modify, amend, cancel or suspend an outstanding Bonus Award. The Committee is also authorized to interpret the Restated 1984 Plan and to adopt the rules and regulations for its administration.

FORMS OF BONUS AWARD

     Bonus Awards under the Restated 1984 Plan may be granted in the form of cash, Restricted Stock or Vested Stock. Restricted Stock awards are grants of shares of Class A Common Stock, subject generally to forfeiture and transfer restrictions which lapse in accordance with a vesting schedule or upon the satisfaction of specified conditions. The vesting schedule or conditions are established by the Committee at the time of grant. Vested Stock awards are grants of shares of Class A Common Stock other than Restricted Stock.

BONUS PROGRAMS

     Awards under the Restated 1984 Plan are granted under one of several programs, as described below.

     CEO Bonus Program -- The CEO Bonus Program is primarily intended to provide for the grant of Bonus Awards to especially deserving employees, employees involved in corporate development or administration and the Company's most senior employees (other than executives whose compensation is subject to the deduction limitations of Section 162(m) of the Code). Under the CEO Bonus Program, the Company's Chief Executive Officer determines, for each fiscal year, the amount of the CEO Bonus Fund and submits recommendations to the Committee of the amount, form and terms of individual Bonus Awards. Based upon such recommendations, the Committee grants Bonus Awards under the CEO Bonus Program up to the amount of the CEO Bonus Fund for the year.

     Group Bonus Program -- The Group Bonus Fund provides for the grant of Bonus Awards to individuals who contribute to the success of each of the Company's major operating groups of the Company ("Groups"). Under the Group Bonus Program, the Committee determines the maximum aggregate fair market value of awards for each Group for each fiscal year or the formula or mechanism by which such amount is determined (the "Group Bonus Fund"). The manager responsible for each Group (the "Group Manager") submits recommendations to the Committee of the amount, form and terms of individual Bonus Awards. Based upon such recommendations, the Committee grants Bonus Awards up to the amount of the applicable Group Bonus Fund for the year. In addition, each Group Manager has discretion to grant cash or stock bonuses ("Spot Bonuses") to reward extraordinary effort or special achievement when the timeliness of the Bonus Award is particularly important. Committee approval is required in order to grant Spot Bonuses in excess of $10,000 (which amount may be adjusted, from time to time by the Committee).

     Performance Awards -- Performance Awards are rights to receive amounts, denominated in cash or shares of Class A Common Stock, based upon the Company's or a participant's performance during the period between the date of grant and a pre-established future date. Performance criteria, the length of the performance period, and the form and time of payment of the Award are established by the Committee at the time of grant. The performance measures to be used for purposes of Awards to employees whose compensation is subject to Section 162(m) of the Code (see "Federal Income Tax Consequences" below) must be chosen by the Committee from among the following: (i) earnings per share, (ii) net income,
(iii) income from operations, (iv) earnings before interest and taxes, (v) earnings before interest, taxes, depreciation and amortization, (vi) return on assets, (vii) return on equity, (viii) return on capital, (ix) total stockholder return, (x) revenue growth, (xi) new business generation, (xii) cash flow,
(xiii) employee turnover, (xiv) human resources, (xv) mergers, acquisitions, investments, joint ventures or sales or divestitures of assets, businesses or subsidiaries, (xvi) litigation, (xvii) information services and (xviii) cost reductions or savings.

     Other Bonus Programs -- The Restated 1984 Bonus Plan provides that the Committee may also establish, from time to time, other bonus programs and arrangements under the Plan, subject to the Plan's overall limits on the value of awards.

CHANGE IN CONTROL

     The Restated 1984 Plan provides that, except as provided in the relevant Award Agreement, outstanding Bonus Awards will become fully vested on the occurrence of a Change in Control of the Company.

NON-TRANSFERABILITY

     Except as otherwise provided in the relevant Award Agreement, Bonus Awards granted pursuant to the Restated 1984 Plan are not transferable.

     Pursuant to the Company's Charter, all shares of Class A Common Stock acquired pursuant to Bonus Awards under the Restated 1984 Plan are subject to the Company's right of repurchase upon the participant's termination of employment or affiliation with the Company at the then prevailing Formula Price. All such shares are also subject to the Company's right of first refusal if a participant desires to sell such shares other than in the Company's Limited Market. As of April 9, 1999, the market value of the Class A Common Stock (as reflected by the Formula Price) was $72.41 per share.

AMENDMENT, SUSPENSION AND TERMINATION

     The Board of Directors or the Operating Committee may at any time amend, suspend or terminate the Restated 1984 Plan. Unless terminated by the Operating Committee or the Board of Directors of the Company, the Restated 1984 Plan shall continue indefinitely.

PLAN BENEFITS

     Subject to the provisions of the plan, the Committee has full discretion to determine the number and amount of awards to be granted under the Restated 1984 Plan. Therefore, the benefits and amounts that will be received by each of the Named Executive Officers, all current executive officers as a group, all current directors who are not executive officers as a group and all employees as a group under the Restated 1984 Plan are not presently determinable. Details on bonus, restricted stock awards and other compensation received by the Named Executive Officers for the last fiscal year are presented in the table entitled "Summary Compensation Table" on page 10 hereof.

  Federal Income Tax Consequences

     Awards under the Restated 1984 Plan of cash bonuses and shares of Class A Common Stock that are not subject to forfeiture are taxable as ordinary income to the recipient in the year received. Awards of shares of Class A Common Stock that are subject to forfeiture will not be recognized for federal income tax purposes by the recipient at the time such awards are made, unless the recipient makes an election, as discussed below, to recognize the award as income at the time received.

     The recipient of shares of Class A Common Stock that are subject to forfeiture will recognize income at the time all or a portion of the award becomes nonforfeitable to the extent of the value of such nonforfeitable shares at such time. Such recipient may, however, elect to recognize, for federal income tax purposes, the value of an award of shares of Class A Common Stock on the date such shares are received, even though the shares remain subject to forfeiture at that time. The election must be made within 30 days after the award of shares.

     If such an election is made, future appreciation in the value of the shares of Class A Common Stock will not be treated as taxable compensation. However, if the shares are forfeited after the taxable year in which such election is made, no deduction will be allowed to the recipient. The Company is entitled to a deduction at the time the recipient recognizes the award (or a portion thereof) as taxable income in an amount equal to the amount recognized by the recipient as taxable income.

     The foregoing discussion is intended only as a summary of certain federal income tax consequences and does not purport to be a complete discussion of all of the tax consequences of participation in the Restated 1984 Plan. Accordingly, recipients of awards under the Restated 1984 Plan should consult their own tax advisors with respect to all federal, state and local tax effects of participation in the Restated 1984 Plan. Moreover, the Company does not represent that the foregoing tax consequences will apply to any particular recipient's specific circumstances.

     The Restated 1984 Plan is not subject to any provision of ERISA nor is it a qualified employee benefit plan under Section 401(a) of the Code.

RECOMMENDATION OF THE BOARD OF DIRECTORS; VOTE REQUIRED

     The Board of Directors believes that approval of the Restated 1984 Plan is in the best interest of the Company and its stockholders because it provides a means by which the Company and its subsidiaries can attract and retain qualified key employees, directors and consultants and provide such personnel with an opportunity to participate in the increased value of the Company which their efforts, initiative and skill have helped produce. THE BOARD OF DIRECTORS HAS APPROVED THE RESTATED 1984 PLAN AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL AND ADOPTION OF THE RESTATED 1984 PLAN.

     The affirmative vote of the holders of a majority of the voting power of Class A Common Stock and Class B Common Stock, voting together as a single class, represented and voted at the Annual Meeting is required to approve the Restated 1984 Plan. If the Restated 1984 Plan is not approved by the Company's stockholders, the 1984 Plan will continue to be effective in accordance with its current terms.

               STOCKHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING


     Any stockholder proposals intended to be presented at the 2000 Annual Meeting of Stockholders must be received by the Company no later than February 6, 2000 in order to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting. In addition, Section 2.01 of the Company's Bylaws provides that in order for a stockholder to propose any matter for consideration at an annual meeting of the Company (other than by inclusion in the Company's Proxy Statement), such stockholder must have given timely prior written notice to the Corporate Secretary of the Company of his or her intention to bring such business before the meeting. To be timely, notice must be received by the Company not less than 50 days nor more than 75 days prior to the meeting (or if fewer than 65 days' notice or prior public disclosure of the meeting date is given or made to stockholders, not later than the 15th day following the day on which the notice of the date of the meeting was mailed or such public disclosure was made). Such notice must contain certain information, including a brief description of the business the stockholder proposes to bring before the meeting, the reasons for conducting such business at the annual meeting, the class and number of shares of Common Stock beneficially owned by the stockholder who proposes to bring the business before the meeting and any material interest of such stockholder in the business so proposed.

                                 ANNUAL REPORT

     The Company's 1999 Annual Report to Stockholders for the year ended January 31, 1999, which includes audited financial statements, is being mailed with this Proxy Statement to stockholders of record as of the Record Date.

     The Company will provide without charge to any stockholder, upon request, a copy of its Annual Report on Form 10-K for the year ended January 31, 1999 (without exhibits) as filed with the Securities and Exchange Commission. Requests should be directed in writing to Science Applications International Corporation, 10260 Campus Point Drive, San Diego, California 92121, Attention:
Corporate Secretary.

                                          By Order of the Board of Directors
                                          /s/ J. DENNIS HEIPT
                                          J. Dennis Heipt
                                          Corporate Secretary


June 4, 1999

                                                                         ANNEX I

                             ARTICLE FOURTH OF THE
                    RESTATED CERTIFICATE OF INCORPORATION OF
                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

     FOURTH: The total number of shares of capital stock of all classes which the Corporation shall have the authority to issue is one billion eight million (1,008,000,000) shares. One billion (1,000,000,000) shares shall be Class A Common Stock, par value $.01 per share, five million (5,000,000) shares shall be Class B Common Stock, par value $.05 per share, and three million (3,000,000) shares shall be Preferred Stock, par value $.05 per share.

     The Board of Directors is expressly authorized to provide for the issuance of all or any shares of the Preferred Stock, in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such distinctive designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series and as may be permitted by the General Corporation Law of the State of Delaware (the "DGCL"), including, without limitation, the authority to provide that any such class or series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions.

     The designation and the powers, preferences, rights, qualifications, limitations and restrictions applicable to the shares of Class A Common Stock and Class B Common Stock (collectively, the "Common Stock") which the Corporation is authorized to issue shall be as follows:

(A) VOTING RIGHTS.

     Except as otherwise provided by the DGCL, the holders of Class A Common Stock and Class B Common Stock shall in all matters vote together as a single class. In all matters requiring a stockholder vote, each holder of Class A Common Stock shall have one vote per share, and each holder of Class B Common Stock shall have 20 votes per share, except as otherwise provided in Article TENTH.

(B) DIVIDENDS RIGHTS.

     Subject to the rights of the holders of outstanding Preferred Stock, if any, holders of Class A Common Stock and Class B Common Stock shall be entitled to receive, equally and ratably, such dividends, payable in cash, stock or otherwise, as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor; provided, however, that any dividend declared and paid with respect to each share of Class B Common Stock, whether payable in cash, stock or other property, shall be equal to 20 times the per share dividend declared and paid with respect to each share of Class A Common Stock.

(C) LIQUIDATION RIGHTS.

     In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation, including, without limitation, all amounts payable with respect to outstanding Preferred Stock, if any, the holders of Class A Common Stock and Class B Common Stock shall be entitled to receive, equally and ratably, the remaining assets and funds of the Corporation; provided, however, that the amount of such assets and funds distributed with respect to each share of Class B Common Stock shall be equal to 20 times the per share amount distributed with respect to each share of Class A Common Stock. A merger or consolidation of the Corporation with or into any other corporation or a sale or conveyance of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to stockholders) shall not be deemed to be a voluntary or involuntary liquidation or dissolution or winding up of the Corporation within the meaning of this Section (C).

(D) RECLASSIFICATION, ETC.

     No class of Common Stock may be subdivided, consolidated, reclassified or otherwise changed unless the relative powers, preferences, rights, qualifications, limitations and restrictions applicable to the other class of Common Stock are maintained.

(E) MERGERS, CONSOLIDATIONS, ETC.

     In any merger, consolidation or business combination to which the Corporation is a party (other than a merger, consolidation or business combination in which the Corporation is the surviving corporation and which does not result in any reclassification of or change in outstanding shares of Common Stock), the consideration to be received with respect to each share of Class B Common Stock in such merger, consolidation or business combination must be equal to 20 times the consideration to be received with respect to each share of Class A Common Stock; provided, however, that in any such transaction in which shares of capital stock are distributed, such shares may differ as to the rights of the holders thereof to the extent and only to the extent that such rights differ as provided herein.

(F) RESTRICTIONS ON CLASS A COMMON STOCK

     (1) Corporation's Right to Repurchase upon Termination of Affiliation. All shares of Class A Common Stock held of record by a person who is an employee or director of, or a consultant to, the Corporation or any of its Subsidiaries shall be subject to the Corporation's right to repurchase all of such shares in the event that such holder's affiliation with the Corporation as an employee, director or consultant is terminated. Such right of repurchase upon termination of affiliation shall also be applicable to all shares of Class A Common Stock which such person has the right to acquire subsequent to such person's termination of affiliation pursuant to any of the Corporation's employee benefit plans (other than shares distributable to such person under the Employee Stock Retirement Plan, or any other retirement or pension plan adopted by the Corporation or any of its Subsidiaries which, by its terms, provides that the Corporation's right to repurchase shares issued thereunder upon termination of affiliation shall not apply) or pursuant to any option or other contractual right to acquire shares of Class A Common Stock which was outstanding at the date of such termination of affiliation. An authorized leave of absence approved in accordance with the Corporation's policy shall not constitute a termination of affiliation for purposes of this subparagraph (1); provided, however, that the issuance of a formal personnel action notice by the Corporation's human resources department advising an employee that such employee's leave of absence is terminated shall constitute a termination of affiliation for purposes of this subparagraph (1). The Corporation's right of repurchase shall be exercised by mailing written notice to such holder's address of record on the Corporation's stock record books within sixty (60) days following (i) the date of termination of such affiliation with respect to employees, directors or consultants of the Corporation, or (ii) the date on which the Corporate Secretary of the Corporation receives written notice of the termination of affiliation of an employee, director or consultant of a Subsidiary. If the Corporation repurchases the shares, the price shall be the Formula Price (as hereinafter defined) per share (i) on the date of such termination of affiliation, in the case of shares held of record by such holder at that date and shares issuable to such holder subsequent to that date pursuant to any option or other contractual right to acquire shares of Class A Common Stock which was outstanding at that date; or
(ii) on the date such shares are distributed to such holder, in the case of shares distributable to such holder subsequent to such holder's termination of affiliation pursuant to any of the Corporation's employee benefit plans. The Corporation shall, in the event it exercises its right to repurchase such shares of Class A Common Stock as provided in this subparagraph (1), pay for such shares in cash within 90 days after (i) the date of such termination of affiliation (such 90-day period shall commence on such date of termination of affiliation and shall not be extended by accrued vacation, sick days or similar accruals) or the date on which the Corporate Secretary of the Corporation receives written notice of the termination of affiliation of an employee, director or consultant of a Subsidiary, in the case of shares held of record by such holder at that date and shares issuable to such holder subsequent to that date pursuant to any option or other contractual right to acquire shares of Class A Common Stock which was outstanding at that date; or (ii) the date such shares are distributed to such holder, in the case of shares distributable to such holder subsequent to such holder's termination of affiliation pursuant to any of the Corporation's employee benefit plans. If the Corporation is unable to make such payment directly to such holder, then the Corporation may satisfy its obligation to make such payment by depositing the purchase price within such 90-day period in an account for the benefit of such holder and such shares of Class A Common Stock shall thereby be deemed to have been transferred to the Corporation and no longer outstanding with all rights of such holder with regard to such shares terminated. Notwithstanding the foregoing, the right of repurchase upon termination of affiliation set forth in this subparagraph (1) shall not be applicable to shares of Class A Common Stock held by a holder who received such shares (i) in the merger (the "Merger") of Science Applications, Inc. with and into the Corporation in exchange for shares of Common Stock, par value $.05 per share, of the Corporation ("Old Common Stock") which immediately prior to the effective time of the Merger (the "Effective Time") were not subject to a right of repurchase upon termination of affiliation on the part of the Corporation; (ii) upon exercise of a "non-qualified" stock option granted prior to October 1, 1981 under the Corporation's 1979 Stock Option Plan which was not converted into an "incentive stock option;" (iii) in exchange for shares of Class B Common Stock pursuant to Section (I) of this Article FOURTH which were not subject to a right of repurchase upon termination of affiliation on the part of the Corporation; or (iv) by way of a stock dividend or a stock split on the outstanding shares of Class A Common Stock which have been theretofore issued under the circumstances described in clauses (i), (ii) or (iii) or this clause (iv) of this sentence.

     (2) Corporation's Right of First Refusal. If at any time a holder of Class A Common Stock desires to sell any of such shares (other than through the limited market maintained by the Corporation), such holder shall first give notice to the Secretary of the Corporation containing:

          (a) A statement signed by such holder notifying the Corporation that such holder desires to sell shares of Class A Common Stock and has received a bona fide offer to purchase such shares.

          (b) A statement signed by the intended purchaser containing:

             (i) the intended purchaser's full name, address and taxpayer identification number;

             (ii) the number of shares to be purchased;

             (iii) the price per share to be paid;

             (iv) other terms under which the purchase is intended to be made;
        and

             (v) a representation that the offer, under the terms specified, is bona fide.

          (c) If the purchase price is payable in cash, in whole or in part, a copy of a certified check, cashier's check or money order payable to such holder from the purchaser in the aggregate amount of the purchase price which is to be paid in cash.

     The Corporation shall thereupon have an option exercisable within fourteen
(14) days of receipt of such notice by the Secretary to purchase all, but not less than all, of the shares specified in the notice at the offer price and upon the same terms as set forth in the notice, accompanied by payment of the purchase price; provided, however, that if the offer price is payable, in whole or in part, other than in cash, the Corporation shall pay the equivalent value of any noncash consideration as mutually agreed upon between the holder and the Corporation. Such option shall be exercised by the Corporation by mailing written notice to such holder at such holder's address of record on the Corporation's stock record books. In the event the Corporation does not exercise such option, such holder may sell the shares specified in the notice within 30 days thereafter to the person, at the price and upon the terms and conditions set forth therein. The holder may not sell such shares to any other person, or at any different price, or on any different terms without first re-offering such shares to the Corporation.

     (3) Election of Rights by Corporation. In the event circumstances shall occur which would ordinarily permit the Corporation to exercise its rights under either subparagraphs (1) or (2) of this paragraph (F) at a time when the Corporation's rights under the other subparagraph have become and remain exercisable, the Corporation in its sole discretion may elect which of such rights it shall exercise. The Corporation may designate one or more nominees to purchase any shares of Class A Common Stock which it has the right to purchase pursuant to subparagraphs (1) or (2) of this paragraph (F), in lieu of purchasing such shares itself.

     (4) Other Transfers. Except for sales in the limited market maintained by the Corporation and as provided in subparagraphs (1) or (2) of this paragraph
(F), no holder of shares of Class A Common Stock may sell, assign, pledge, transfer or otherwise dispose of or encumber any shares of Class A Common Stock without the prior written approval of the Corporation, and any attempt to so sell, assign, pledge, transfer or otherwise dispose of or encumber such shares without such prior approval shall be null and void. The Corporation is expressly authorized to condition its approval of a transfer other than by sale of any shares of Class A Common Stock by an employee or director of, or a consultant to, the Corporation or by a person who acquired such shares other than by purchase, directly or indirectly, from an employee or director of, or a consultant to, the Corporation upon the transferee's agreement to hold such shares subject to the Corporation's right to repurchase such shares pursuant to subparagraph (1) of this paragraph (F) upon the termination of affiliation of the employee, director or consultant.

     (5) Definitions. As used in this Article FOURTH, the following terms shall have the indicated meanings:

          (a) "Formula Price" shall mean the price determined pursuant to the formula adopted by the Board of Directors of the Corporation for the purpose of determining the fair market value of the Corporation's Class A Common Stock, as such formula may be modified from time to time by the Board of Directors.

          (b) "Subsidiary" shall mean an entity designated as such by the Board of Directors (or a committee of the Board of Directors empowered to make such determination) based on the Corporation's equity interest in, control over or relationship with such entity. If the Board of Directors (or such committee) determines that the Corporation's equity interest in, control over or relationship with such entity has changed in a way that makes the entity's status as a Subsidiary no longer appropriate, the Board of Directors (or such a committee) may remove the designation.

(G) RESTRICTIONS ON CLASS B COMMON STOCK.

     (1) All shares of Class B Common Stock issued in the Merger in exchange for shares of Old Common Stock shall be subject to the same contractual or other restrictions, if any, that were applicable immediately prior to the Effective Time to the shares of Old Common Stock which were so converted into such shares of Class B Common Stock.

     (2) All shares of Class B Common Stock issued subsequent to the Effective Time upon exercise of options granted prior to the Effective Time under any of the Corporation's stock option plans ("Options"), which were not converted in the Merger into Options to purchase shares of Class A Common Stock shall be subject to the same contractual or other restrictions, if any, that would have been applicable to the shares of Old Common Stock issuable upon exercise of such Options if such Options had been exercised immediately prior to the Effective Time.

(H) LAPSE OR WAIVER OF RESTRICTIONS ON CLASS A COMMON STOCK.

     (1) Lapse. All restrictions upon the shares of Class A Common Stock set forth in paragraph (F) above shall automatically lapse and be of no further force or effect if:

          (a) the Corporation makes an underwritten offering of any class of its Common Stock (or any class of securities convertible into any class of its Common Stock) to the general public; or

          (b) the Corporation applies to have any class of its Common Stock (or any class of securities convertible into any class of its Common Stock) listed on a national securities exchange.

     (2) Waiver. The Corporation may, by resolution of its Board of Directors, acting in its sole discretion, waive any or all of the restrictions upon the shares of Class A Common Stock set forth in paragraph (F) above in such circumstances as the Board of Directors deems appropriate, and such waiver may be effective as to any or all of the shares of Class A Common Stock, or as to any or all of the holders thereof.

(I) CONVERSION OF CLASS B COMMON STOCK INTO CLASS A COMMON STOCK.

     Each share of Class B Common Stock shall be convertible at any time, at the option of the holder thereof, in accordance with such procedures and subject to such terms and conditions as the Board of Directors may establish, into 20 fully paid and nonassessable shares of Class A Common Stock.

(J) LIMITATIONS ON FUTURE ISSUANCE OF CLASS B COMMON STOCK.

     The Corporation shall not issue any additional shares of Class B Common Stock after the Effective Time, except for shares issuable upon the exercise of Options to purchase shares of Old Common Stock which were outstanding immediately prior to the Effective Time and which were not converted in the Merger into Options to purchase shares of Class A Common Stock. Additionally, any shares of Class B Common Stock purchased or otherwise reacquired by the Corporation shall be retired and shall no longer be authorized or otherwise available for reissuance by the Corporation.

(K) NO CHANGE IN FORFEITURE PROVISIONS.

     All shares of Class A Common Stock and Class B Common Stock issued in the Merger in exchange for shares of Old Common Stock, which immediately prior to the Effective Time were subject to forfeiture, in whole or in part, in the event of the termination of the holder's employment or affiliation with the Corporation prior to the expiration of certain vesting periods, shall be subject to forfeiture in the same manner and to the same extent as were the shares of Old Common Stock which were so converted into such shares of Class A Common Stock or Class B Common Stock.

     All shares of Class A Common Stock issued by way of a stock dividend or stock split on shares of Common Stock which are subject to forfeiture, in whole or in part, in the event of the termination of the holder's employment or affiliation with the Corporation prior to the expiration of certain vesting periods, shall be subject to forfeiture in the same manner and to the same extent as are the shares of Common Stock with respect to which they are issued.

(L) FORMULA PRICE FOR CLASS B COMMON STOCK.

     The formula price for shares of Class B Common Stock at all times shall be equal to 20 times the Formula Price.

                                                                        ANNEX II

                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

                           1999 STOCK INCENTIVE PLAN

 1. PURPOSE

     Science Applications International Corporation (the "Company") hereby establishes the Science Applications International Corporation 1999 Stock Incentive Plan (the "Plan") effective July 9, 1999. The purposes of the Plan are to advance the interests of the Company and its stockholders by providing a means by which the Company and its Affiliates can attract, retain and motivate employees, directors and consultants and provide such personnel with an opportunity to participate in the increased value of the Company which their effort, initiative and skill have helped produce.

 2. DEFINITIONS

     2.1 "AFFILIATE" means (i) any Subsidiary and (ii) any other entity in which the Company has an equity interest or significant business relationship and which has been designated as an "Affiliate" by the Committee for purposes of the Plan.

     2.2 "AWARD" means any award, grant or benefit provided under the Plan, including, without limitation, any Option, SAR, Vested Stock Award, Restricted Stock Award, Restricted Stock Unit Award and Performance Award.

     2.3 "AWARD AGREEMENT" means any written agreement, contract or other instrument or document evidencing any Award, which may, but need not (as determined by the Committee) be required to be executed or acknowledged by a Participant as a condition precedent to receiving an Award or the benefits under an Award.

     2.4  "BOARD" means the Board of Directors of the Company.

     2.5 "CHANGE OF CONTROL" of the Company means, and shall be deemed to have occurred upon, any of the following events:

          (a) The acquisition by any person (as defined in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof including a group as defined in Section 13(d) thereof) of beneficial ownership (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act) of twenty-five percent (25%) or more of the Outstanding Voting Securities; provided, however, that the following acquisitions shall not constitute a Change in Control for purposes of this subparagraph (a):
     (A) any acquisition directly from the Company; (B) any acquisition by the Company or any of its Subsidiaries; (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries; or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subparagraph (c) below; or

          (b) Individuals who, as of July 9, 1999, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a Director subsequent to July 9, 1999 and whose election, or whose nomination for election by the Company's stockholders, to the Board was either (i) approved by a vote of at least a majority of the Directors then comprising the Incumbent Board or (ii) recommended by a Nominating Committee comprised entirely of Directors who are then Incumbent Board members shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act), other actual or threatened solicitation of proxies or consents or an actual or threatened tender offer; or

          (c) Consummation of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case unless following such Business Combination, (i) all or substantially all of the persons who were the Beneficial Owners, respectively, of the Outstanding Shares and Outstanding Voting Securities immediately prior to such Business Combination own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of Directors, as the case may be, of the entity resulting from the Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Voting Securities (provided, however, that for purposes of this clause (i) any shares of common stock or voting securities of such resulting entity received by such Beneficial Owners in such Business Combination other than as the result of such Beneficial Owners' ownership of Outstanding Shares or Outstanding Voting Securities immediately prior to such Business Combination shall not be considered to be owned by such Beneficial Owners for the purposes of calculating their percentage of ownership of the outstanding common stock and voting power of the resulting entity); (ii) no person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such entity resulting from the Business Combination) beneficially owns, directly or indirectly, twenty-five percent (25%) or more of the combined voting power of the then outstanding voting securities of such entity resulting from the Business Combination unless such person owned twenty-five percent (25%) or more of the Outstanding Shares or Outstanding Voting Securities immediately prior to the Business Combination; and (iii) at least a majority of the members of the Board of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or the action of the Board, providing for such Business Combination; or

     (d) Approval by the Company's stockholders of a complete liquidation or dissolution of the Company.

     For purposes of clause (c), any person who acquires Outstanding Voting Securities of the entity resulting from the Business Combination by virtue of ownership, prior to such Business Combination, of Outstanding Voting Securities of both the Company and the entity or entities with which the Company is combined shall be treated as two persons after the Business Combination, who shall be treated as owning Outstanding Voting Securities of the entity resulting from the Business Combination by virtue of ownership, prior to such Business Combination of, respectively, Outstanding Voting Securities of the Company, and of the entity or entities with which the Company is combined.

     2.6 "CODE" means the Internal Revenue Code of 1986, as amended, or any successor thereto.

     2.7 "COMMITTEE" means any of (i) the Board, (ii) the Stock Option Committee of the Board or any other committee of the Board that is appointed by the Board to administer the Plan with respect to grants of Awards, (iii) with respect to grants of Awards to Eligible Individuals who are not Insiders or Named Executive Officers, any individual or committee or individuals (who need not be Directors) that the Committee described in clause (ii) or the Board may appoint from time to time to administer the Plan, (iv) with respect to Awards to Insiders, the Committee (or any subcommittee thereof) comprised of two or more Directors who are "non-employee directors" within the meaning of rule 16b-3 adopted under the Exchange Act, and (v) with respect to Awards to Named Executive Officers intended to comply with the Performance-Based Exception, a committee comprised of two or more Directors who are "outside directors" within the meaning of Code section 162(m).

     2.8  "DIRECTOR" means any individual who is a member of the Board.

     2.9 "ELIGIBLE INDIVIDUAL" means an employee, Director, or consultant of the Company or an Affiliate.

     2.10 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor thereto.

     2.11 "EXERCISE PRICE" means the price at which a share of Stock may be purchased by a Participant pursuant to an Option, or the measuring price for calculating the appreciation in an SAR, as applicable.

     2.12 "FAIR MARKET VALUE" means, so long as the Stock is not listed on any national securities exchange or traded on a regular basis (as determined by the Board or a committee to which the Board has delegated the authority to make such determination) on the over-the-counter market, the Formula Price in effect on the relevant date; otherwise, the closing price on the national exchange or the mean between the highest bid and lowest asked prices as reported on the NASDAQ OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or comparable service selected by the Board or such committee.

     2.13 "FORMULA PRICE" means the price per share of Stock as established by the Board, or pursuant to procedures established by the Board from time to time.

     2.14 "INCENTIVE STOCK OPTION" means an option to purchase Stock granted to an Eligible Individual who is an employee of the Company or a Subsidiary and which is intended to meet the requirements of Code Section 422 and to be governed thereunder.

     2.15 "INSIDER" means an individual who is, on the relevant date, an executive officer, Director or ten percent (10%) beneficial owner of any class of Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, and as defined under Section 16 of the Exchange Act and the rules thereunder.

     2.16 "NAMED EXECUTIVE OFFICER" means, for a given fiscal year, a Participant who is one of the group of "covered employees" for such fiscal year within the meaning of Code section 162(m).

     2.17 "NONQUALIFIED STOCK OPTION" means an option to purchase Stock granted to Eligible Individuals under the Plan which is not intended to meet the requirements of Code section 422 or to be governed thereunder.

     2.18  "OPTION" means an Incentive Stock Option or a Nonqualified Stock
Option.

     2.19  "OUTSTANDING SHARES" means the then outstanding shares of Stock.

     2.20 "PARTICIPANT" means an Eligible Individual or any permitted transferee under the Plan of an Eligible Individual who has outstanding an Award.

     2.21 "PERFORMANCE AWARD" means an Award under Section 8 of the Plan which relates to shares of Stock or the value of shares of Stock and is subject to one or more performance goals or restrictions.

     2.22 "PERFORMANCE-BASED EXCEPTION" means the performance-based exception set forth in Code section 162(m)(4)(C) from the deductibility limitations of Code section 162(m).

     2.23 "RESTRICTED STOCK" means a share of Stock subject to restrictions set forth in an Award Agreement granted under Section 7 of the Plan.

     2.24 "RESTRICTED STOCK UNIT" shall mean a unit measured by the Fair Market Value of a share of Stock and subject to restriction of other terms and conditions of an Award Agreement which is granted under Section 7 of the Plan.

     2.25  "STOCK" means Class A Common Stock of the Company.

     2.26  "SAR" means a stock appreciation right as described in Section 6.

     2.27 "SUBSIDIARY" means any company during any period in which it is a "subsidiary corporation" as that term is defined in Code section 424(f) with respect to the Company.

     2.28 "SUBSTITUTE AWARD" means an Award granted pursuant to Section 5.1 in assumption of, or as an alternative to or replacement of, an outstanding award previously granted by a business or entity all or a portion of which is acquired by the Company or its Affiliate, or with which the Company or its Affiliate combines.

     2.29 "VESTED STOCK" means a share of stock (other than Restricted Stock) granted under Section 7 of the Plan.

 3. ADMINISTRATION

     3.1  COMMITTEE. The Plan shall be administered by the Committee.

     3.2 AUTHORITY OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion and on behalf of the
Company:

          (a) to select from among the Eligible Individuals those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares of Stock covered by the Awards, to establish the terms, conditions, performance criteria, restrictions and other aspects of the Awards and the provisions of the applicable Award Agreement and (subject to the restrictions of Section 4.2) to modify, amend, cancel or suspend Awards;

          (b) to interpret the Plan;

          (c) to prescribe, amend and rescind any rules and regulations relating to the Plan;

          (d) to determine whether, to what extent and under what circumstances Awards may be settled in cash, Stock, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended;

          (e) to determine whether, to what extent and under what circumstances cash, Stock, other Awards, other property and any other amounts payable with respect to an Award shall or may be deferred either automatically or at the election of the Participant or of the Committee;

          (f) to reprice, cancel and regrant, accelerate vesting or otherwise adjust the Exercise Price of an Award previously granted under the Plan;

          (g) to establish sub-plans under this Plan pursuant to which specified Awards shall be made and governed; and

          (h) to make all other determinations and findings, including factual findings, deemed necessary or advisable for the administration of the Plan.

     3.3 COMMITTEE DISCRETION. In exercising its authority, the Committee shall have the broadest possible discretion. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions made in good faith by the Committee under or with respect to the Plan shall be binding and conclusive on Eligible Individuals, Participants and other persons claiming entitlements under the Plan. In no event shall a Committee determination with respect to a particular Participant or Eligible Individual or with respect to a particular Plan provision be binding with respect to any other person (even if similarly situated) nor with respect to any future determination regarding the same or other provision of the Plan.

     3.4 COMMITTEE DELEGATION. Except with respect to making grants of Awards to Insiders or Named Executive Officers, the Committee may delegate its authority, or specified items thereof, to one or more designated individuals or other Committees.

 4. SHARES OF STOCK SUBJECT TO THE PLAN

      4.1 GENERAL LIMITATION. Subject to the provisions of Section 4.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to the sum of: (i) 6,000,000 shares of Stock; (ii) any shares of Stock available for future awards under the Science Applications International Corporation 1998 Stock Option Plan ("1998 Plan") as of September 30, 1999, and any shares of Stock that are represented by Options granted under the 1998 Plan which are forfeited, expire or are canceled without delivery of shares of Stock, which are used to satisfy tax withholding on option exercises or which result in the forfeiture of shares of Stock back to the Company on or after September 30, 1999; and (iii) for each calendar year after 1999, there shall be added five percent (5%) of the Outstanding Shares of Stock as of the first business day of such calendar year; provided, however, in no event shall the number of shares of Stock available for future awards under the 1998 Plan ever exceed fifteen percent (15%) of the Outstanding Shares.

     To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited, canceled, expires without being exercised, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy applicable tax withholding obligations, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

     If the Exercise Price of any Option granted under the Plan or the 1998 Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

     Any shares of Stock covered by a Substitute Award shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

     4.2 ADDITIONAL LIMITATIONS. The following additional maximum limitations on shares of Stock that may be delivered are imposed under the Plan:

          (a) The maximum number of shares of Stock that may be issued under Options intended to be Incentive Stock Options shall be 8,000,000 shares;

          (b) The maximum number of shares of Stock that may be covered by Awards granted to any one Eligible Individual shall be 500,000 shares during any calendar year;

          (c) To the extent that the aggregate Fair Market Value (determined on the date of grant) of Shares subject to an Option designated as an Incentive Stock Option becomes exercisable for the first time by an Eligible Individual in any calendar year exceeds $100,000 (or such greater amount as may be established in the Code, from time to time), then to that extent the Option shall not be treated as an Incentive Stock Option, but the remaining portion shall retain eligibility as an Incentive Stock Option.

     In determining the maximum number of shares of Stock in Section 4.2(a), shares used to satisfy applicable tax withholding requirements, if any, shall be deemed delivered and the gross number of shares which would have been issued in a cash exercise shall be deemed delivered even if the Exercise Price is satisfied by tendering shares of Stock to the Company.

     4.3 ADJUSTMENTS. In the event that the Committee determines that any corporate transaction or distribution (including, without limitation, any stock split, stock dividend, extraordinary cash dividend, issuance of warrants or other rights to purchase Stock or other securities of the Company, recapitalization, reorganization, merger, consolidation, split-up, spin-off, repurchase, combination or exchange of shares) affects the Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of shares of Stock or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted under Sections 4.1 and 4.2; (ii) the number of shares of Stock or other securities of the Company (or number and kind of other securities and property) subject to outstanding Awards; and (iii) the Exercise Price or other terms and conditions of any Award or, if deemed appropriate, the Committee may make provision for a cash payment to the holder of an outstanding Award in full satisfaction of such Award.

 5. ELIGIBILITY AND PARTICIPATION

     5.1 GENERAL. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Individuals (including transferees of Eligible Individuals to be extent the transfer is permitted by the Plan and the applicable Award Agreement) those persons who will be granted one or more Awards under the Plan and thereby become Participants in the Plan, provided that no Incentive Stock Option shall be granted to any person who, at the time of the grant, is not an employee of the Company or a Subsidiary. Awards may be granted on conditions specified by the Committee, including, without limitation, the condition that the Eligible Individual acquire, agree to acquire or maintain ownership of a specified number of shares of Stock. Awards may be granted as alternatives to or replacement of Awards outstanding under the Plan or any other plan or arrangement of the Company or an Affiliate (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or an Affiliate).

     5.2 NON-U.S. ELIGIBLE INDIVIDUALS AND AFFILIATES. Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws in other countries in which the Company or its Affiliates operate or have employees or consultants, the Committee, in its discretion, shall have the power and authority to (i) determine which (if any) Eligible Individuals rendering services or employed outside the United States are eligible to participate in the Plan or any type of Award hereunder; (ii) determine which non-United States-based Affiliates or operations (e.g., branches, representative offices) participate in the Plan or any type of Award hereunder; (iii) modify the terms and conditions of any Awards made to such Eligible Individuals or with respect to such non-United States-based Affiliates or operations; and (iv) establish sub-plans, modified exercise, payment and other terms and procedures to the extent deemed necessary or desirable by the Committee.

 6. OPTIONS AND SARS

     6.1 OPTIONS. The Options granted pursuant to the Plan may be Incentive Stock Options or Nonqualified Stock Options, as determined by the Committee and reflected in the Award Agreement.

     6.2 SARS. A SAR entitles the Participant to receive in cash or shares of Stock (as determined in accordance with subsection 6.4) value equal to (or otherwise based on) the excess of (i) the Fair Market Value of the number of shares of Stock specified in the Award Agreement over (ii) the Exercise Price for the SAR Award established by the Committee. Prior to the grant of any SARs under the Plan, the Board of Directors must specifically authorize the Committee to award SARs.

     6.3 EXERCISE PRICE. The Exercise Price of each Option and SAR shall be established by the Committee or shall be determined by a method or formula established by the Committee at the time the Option or SAR is granted. Unless otherwise specified in the Award Agreement, the Exercise Price shall be the Fair Market Value of a share of Stock on the date of grant.

     6.4  TERMS OF EXERCISE.

          (a) An Option or a SAR shall be exercisable only in accordance with such terms and conditions and during such periods as may be established by the Committee in the Award Agreement or otherwise in accordance with the Plan and the Award Agreement. The Committee may, in its discretion, provide that such an Option or SAR may be exercised in whole or in part, in installments, cumulative or otherwise, for any period of time specified by the Committee or based on performance on other criteria established by the Committee. The Committee may authorize loans in connection with Option exercises on terms established by the Committee.

          (b) Options and SARs shall be exercised pursuant to procedures established by the Committee, which may include written, electronic or voice procedures as may be specified by the Committee. The Committee may require full payment of the Exercise Price (in the case of an Option) plus payment of any required withholding amounts as a condition to exercise or may, in the alternative, satisfy such withholding obligation by withholding shares of Stock or cash, or any combination thereof, otherwise payable in settlement of the exercise of an Award, or by any exercise and withholding procedures it determines to be applicable to a particular Option or SAR. The Committee may also permit payment of all or part of the Exercise Price to be satisfied by tendering (either by actual delivery or by attestation) shares of Stock acceptable to the Committee (which may be required to have been held by the Participant for at least six months) valued at their Fair Market Value as of the date of exercise.

     6.5 EXPIRATION AND TERMINATION. An Option and all rights and obligations thereunder shall expire on the date to be determined by the Committee and set forth in the Award Agreement; provided, however, that in no event shall such date be later than ten (10) years from the date an Incentive Stock Option is granted. A

SAR and all rights and obligations thereunder shall terminate upon the occurrence of such events as determined by the Committee and set forth in the Award Agreement.

     6.6. SETTLEMENT OF AWARD. Shares of Stock delivered pursuant to the exercise of an Option or, if applicable, a SAR shall be subject to such conditions, restrictions and contingencies as the Committee may establish pursuant to the Plan and Award Agreement. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash or in a combination thereof, as determined in the discretion of the Committee.

     6.7 AMENDMENT TO AWARDS. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively.

     6.8 CANCELLATION OF AWARDS. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award granted hereunder to be canceled in consideration of a cash payment or alternative Award made to the holder of such canceled Award equal in value to the Fair Market Value of such canceled Award.

 7. VESTED STOCK, RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

     7.1 GRANT. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Awards of Vested Stock, Restricted Stock or Restricted Stock Units in such amounts and to such Eligible Individuals as the Committee shall determine; provided, however, that prior to the grant of any Awards of Restricted Stock Units under the Plan, the Board of Directors must specifically authorize the Committee to award Restricted Stock Units. With respect to Awards of Restricted Stock or Restricted Stock Units, the applicable Award Agreement shall contain the terms and conditions of each such grant, which may include, without limitation, the duration of the Award, vesting and forfeiture provisions, a requirement that Participants pay a specified price for each share of Restricted Stock, restrictions based on achievement of specified performance goals and restrictions under federal, state or foreign securities laws.

     7.2 PAYMENT. Unless otherwise specified on the Award Agreement, Restricted Stock Units shall have a value equal to the Fair Market Value of a share of Stock and shall be paid in cash, share(s) of Stock or other securities or property or any combination thereof, as determined by the Committee, upon the lapse of restrictions applicable to the grant or otherwise in accordance with the applicable Award Agreement.

     7.3 DIVIDENDS, DISTRIBUTIONS AND VOTING RIGHTS. If a dividend or other distribution is made with respect to the Stock during a period in which restrictions apply to a Restricted Stock Award or prior to payment of a Restricted Stock Unit Award, the Committee, either in the Award Agreement or at the time of distribution if not otherwise specified in the Award Agreement, shall determine how such dividend or distribution shall affect the applicable Award, whether by payment of the dividend or distribution to the Award holder, by adjustment of the Award or otherwise. Unless otherwise specified in the Award Agreement, a holder of Restricted Stock shall have full voting rights with respect to shares of Restricted Stock and holders of Restricted Stock Units shall have no voting rights with respect to shares of Stock to which the Award relates.

 8. PERFORMANCE AWARDS.

     8.1 GRANT. Subject to the terms and provisions of the Plan, the Committee shall have the authority to grant Performance Awards, which consist of rights which are:

          (a) denominated in cash or shares of Stock;

          (b) valued in relation to the achievement of performance goals during such reference periods as the Committee shall establish; and

          (c) payable at such time or times and in such form as the Committee shall determine.

     8.2 TERMS AND CONDITIONS. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall establish the performance measure(s) to be achieved during any performance period, the length of the performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award.

     8.3 PERFORMANCE MEASURES. The performance measure(s) to be used for purposes of Awards to Named Executive Officers which are designed to qualify for the Performance-Based Exception shall be chosen from among the following alternatives:

          (a)  earnings per share;

          (b)  net income;

          (c)  income from operations;

          (d)  earnings before interest and taxes;

          (e)  earnings before interest, taxes, depreciation and amortization;

          (f)  return on assets;

          (g)  return on equity;

          (h)  return on capital;

          (i)  total stockholder return;

          (j)  revenue growth;

          (k)  new business generation;

          (l)  cash flow;

          (m) employee turnover;

          (n)  human resources;

          (o) mergers, acquisitions, investments, joint ventures or sales or divestitures of assets, businesses or subsidiaries;

          (p)  litigation;

          (q)  information services; or

          (r)  cost reductions or savings.

     The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception and which are held by Named Executive Officers, may not be adjusted upward (the Committee shall retain the discretion to adjust each Award downward).

     In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the applicable performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

 9. OTHER STOCK-BASED AWARDS.

     The Committee, subject to the terms of the Plan, shall have the authority to grant to Eligible Individuals other Stock-based Awards, which encompass any type of Award which is related to shares of Stock, whether or not payable in shares of Stock, deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such other Stock-based Award and make grants of such Awards to Eligible Individuals as determined by the Committee.

10. CHANGE IN CONTROL.

     Subject to the provisions of Section 4.3 (relating to the adjustment of shares of Stock) and except as provided in the Award Agreement reflecting the applicable Award, upon the occurrence of a Change in Control, all outstanding Awards shall become fully vested and all outstanding Options and SARs shall become immediately exercisable.

11. BENEFICIARY DESIGNATION.

     In the event of the death of a Participant holding an Award which provides for some payment or benefit following the death of the Participant, the benefit or payment payable under the Award upon the death of the Participant shall be payable to the estate of the Participant, provided that, in its discretion, the Committee may, in the Award Agreement or pursuant to the Award Agreement, permit the Participant to name a beneficiary or beneficiaries to whom any benefit under the Award is to be paid in case of the Participant's death. Any such designation, if permitted by the Committee, shall be effective only in accordance with such procedures as may be established by the Committee and on forms prescribed by the Committee.

12. DEFERRALS.

     The Committee, in an Award Agreement or otherwise, may permit a Participant to defer such Participant's receipt of the payment of cash or delivery of shares of Stock that would otherwise be due to such Participant by virtue of the exercise of an Option or a SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units or the satisfaction of any requirements or goals with respect to Performance Awards.

13. TAX WITHHOLDING.

     All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of shares of Stock or other benefits on satisfaction of all applicable withholding requirements. The Committee, in its discretion and subject to such requirements as the Committee may prescribe, may permit such withholding obligations to be satisfied through any combination of the following: cash payment by the Participant, payroll withholding of the Participant's salary, wages or other compensation, surrender of shares of Stock which the Participant already owns (either by actual surrender or attestation) or surrender of shares of Stock or other benefits to which the Participant is otherwise entitled (e.g., upon exercise of an Option or a SAR) under the terms of the Plan.

14. TRANSFERABILITY.

     Except as otherwise provided by the Committee in an Award Agreement or otherwise, Awards under the Plan may not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. Except as otherwise provided in an Award Agreement, an Option or a SAR may be exercised during the lifetime of the Optionee or Award holder only by him or her or by his or her legal representative. This Section 14 shall not preclude a Participant from designating a beneficiary if permitted by the Committee pursuant to Section 11 of the Plan.

15. LIMITATION ON IMPLIED RIGHTS.

     (a) Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Affiliate whatsoever including without limitation, any specific funds, assets or other property which the Company or any Affiliate, in its or their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Affiliate, and nothing contained in the Plan shall constitute a representation or guarantee that the assets of the Company or any Affiliate shall be sufficient to pay any benefits to any person.

     (b) An Eligible Individual's or Participant's employment with the Company or an Affiliate, if applicable, is not for any specified term and may be terminated by such Eligible Individual/Participant or the Company or the Affiliate at any time, for any reason, with or without cause, notwithstanding the vesting or other terms and conditions of any outstanding Awards. Nothing in this Plan nor in any Award Agreement shall confer upon any Eligible Individual or Participant any promise or commitment by the Company or an Affiliate regarding future positions, future work assignments, future compensation or any other term or condition of employment or affiliation.

16. GOVERNMENT AND STOCK EXCHANGE REGULATIONS.

     The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal and state securities laws and any other laws to which such offer, if made, would be subject.

     Upon the exercise of an Option (or upon a payment event under another Award) at a time when there is not in effect a registration statement under the Securities Act of 1933 or a similar statute (the "Act") relating to the Stock issuable upon exercise or payment thereof and available for delivery a prospectus meeting the requirements of Section 10(a)(3) of said Act or if the rules or interpretations of the Securities and Exchange Commission so require, the Stock may be issued only if the holder represents and warrants in writing to the Company that the shares purchased are being acquired for investment and not with a view to distribution thereof.

     The Company is under no duty to ensure that shares of Stock may legally be delivered under the Plan, and shall have no liability to Award recipients in the event such delivery of shares of Stock may not be made.

17. AMENDMENTS, SUSPENSIONS OR TERMINATION OF PLAN.

     The Board or the Operating Committee of the Board may at any time suspend or terminate the Plan and may amend it from time to time in such respects as the Board or the Operating Committee may deem advisable in order that Awards granted thereunder shall conform to any change in the law, or in any other respect which the Board or the Operating Committee may deem to be in the best interests of the Company; provided, however, that no such amendment shall, without the approval of a majority of the votes cast at a duly held stockholders meeting (at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan amendment), increase the maximum number of shares for which Awards may be granted under the Plan (in the aggregate or to any single individual), except as specified in Section 4.3, or change the class of employees eligible to participate in the Plan.

18. NO IMPLIED RIGHTS OR OBLIGATIONS.

     The Company, in establishing and maintaining this Plan as a voluntary and unilateral undertaking, expressly disavows the creation of any rights in Eligible Individuals, Participants or others claiming entitlement under the Plan or any obligations on the part of the Company, any Affiliate or the Committee, except as expressly provided herein. In particular, no third-party beneficiary rights shall be created under the Plan.

     Without limiting the generality of the foregoing, the Company disavows any undertaking to maintain the tax-qualified status of Options designated as Incentive Stock Options or to assure the tax treatment of any particular Award, including the deferral or transfer of any Award benefits, as may be permitted by the Committee.

19. AWARDS UNDER OTHER PLANS OR SUB-PLANS.

     The Company or an Affiliate may grant awards relating to Stock under other plans or programs. The Committee in its discretion may determine that such awards shall be settled in the form of shares of Stock issued under this Plan. Such shares of Stock shall be treated for all purposes under the Plan similar to shares of Stock issued in settlement of Awards and shall, when issued, reduce the number of shares of Stock available under Section 4, in accordance with the same principles applicable under Section 4 in the case of Awards originally granted under the Plan.

20. NO TRUST OR FUND CREATED.

     Neither the Plan or any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

21. TERMINATION.

     The Plan shall continue in effect until April 9, 2019, unless earlier terminated by the Board or Operating Committee pursuant to Section 17, provided that no Incentive Stock Options may be granted after April 9, 2009.

22. GOVERNING LAW.

     The validity, construction and effect of the Plan, the Award Agreements and any rules, regulations or procedures relating thereto shall be determined in accordance with the laws of the State of Delaware.

                                                                       ANNEX III

                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

                          1984 BONUS COMPENSATION PLAN
                      (AS RESTATED EFFECTIVE JULY 9, 1999)

 1. PURPOSE

     The purpose of the 1984 Bonus Compensation Plan (the "Plan") is to advance the interests of the Company and its stockholders by providing special financial rewards to attract, retain and motivate employees, directors and consultants of the Company and its Affiliates and reward them for their contributions of effort, initiative and skill to the Company and its Affiliates.

 2. DEFINITIONS

     Unless otherwise required by the context, the terms used in the Plan shall have the meanings set forth in this Section 2.

     2.1 "AFFILIATE" means (i) any Subsidiary and (ii) any other entity in which the Company has an equity interest or significant business relationship and which has been designated as an "Affiliate" by the Committee for purposes of the Plan.

     2.2 "AWARD AGREEMENT" means any written agreement, contract or other instrument or document evidencing any Bonus Award, which may, but need not (as determined by the Committee) be required to be executed or acknowledged by a Participant as a condition precedent to receiving a Bonus Award or the benefits under a Bonus Award.

     2.3  "BOARD OF DIRECTORS" means the Board of Directors of the Company.

     2.4 "BONUS AWARD" means a bonus award to a Participant pursuant to the Plan, which may be paid in cash, Restricted Stock, Vested Stock or any combination thereof.

     2.5 "CEO" means the chief executive officer of the Company or if there shall be no chief executive officer, the officer designated by the Board of Directors to act in this capacity under the Plan, or if no such officer has been designated, the Committee.

     2.6 "CEO BONUS FUND" means that portion of the Company Bonus Pool which may be used for Bonus Awards determined by the CEO pursuant to Section 6 of the Plan.

     2.7 "CEO BONUS PROGRAM" means the bonus program administered by the CEO and the Committee pursuant to which Bonus Awards are made from the CEO Bonus Fund pursuant to Section 6.

     2.8 "CHANGE IN CONTROL" of the Company means, and shall be deemed to have occurred upon, any of the following events:

          (a) The acquisition by any person (as defined in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof including a group as defined in Section 13(d) thereof) of beneficial ownership (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act) of twenty-five percent (25%) or more of the Outstanding Voting Securities; provided, however, that the following acquisitions shall not constitute a Change in Control for purposes of this subparagraph (a);
     (A) any acquisition directly from the Company; (B) any acquisition by the Company or any of its Subsidiaries; (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries; or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subparagraph (c) below; or

          (b) Individuals who, as of July 9, 1999, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a Director subsequent to July 9, 1999 and whose election, or whose nomination for election by

                                      III-1
     the Company's stockholders, to the Board was either (i) approved by a vote of at least a majority of the Directors then comprising the Incumbent Board or (ii) recommended by a Nominating Committee comprised entirely of Directors who are then Incumbent Board members shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act), other actual or threatened solicitation of proxies or consents or an actual or threatened tender offer; or

          (c) Consummation of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case unless following such Business Combination, (i) all or substantially all of the persons who were the Beneficial Owners, respectively, of the Outstanding Shares and Outstanding Voting Securities immediately prior to such Business Combination own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of Directors, as the case may be, of the entity resulting from the Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Voting Securities (provided, however, that for purposes of this clause (i), any shares of common stock or voting securities of such resulting entity received by such Beneficial Owners in such Business Combination other than as the result of such Beneficial Owners' ownership of Outstanding Voting Securities immediately prior to such Business Combination shall not be considered to be owned by such Beneficial Owners for the purposes of calculating their percentage of ownership of the outstanding common stock and voting power of the resulting entity); (ii) no person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such entity resulting from the Business Combination) beneficially owns, directly or indirectly, twenty-five percent (25%) or more of the combined voting power of the then outstanding voting securities of such entity resulting from the Business Combination unless such person owned twenty-five percent (25%) or more of the Outstanding Voting Securities immediately prior to the Business Combination; and (iii) at least a majority of the members of the Board of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or the action of the Board, providing for such Business Combination; or

          (d) Approval by the Company's stockholders of a complete liquidation or dissolution of the Company.

          (e) For purposes of clause (c), any person who acquires Outstanding Voting Securities of the entity resulting from the Business Combination by virtue of ownership, prior to such Business Combination, of Outstanding Voting Securities of both the Company and the entity or entities with which the Company is combined shall be treated as two persons after the business Combination, who shall be treated as owning Outstanding Voting Securities of the entity resulting from the Business Combination by virtue of ownership, prior to such Business Combination, of, respectively, Outstanding Voting Securities of the Company, and the entity or entities with which the Company is combined.

     2.9 "CODE" means the Internal Revenue Code of 1986, as amended, or any successor thereto.

     2.10 "COMMITTEE" means any of (i) the Board, (ii) the Compensation Committee of the Board or any other committee of the Board that is appointed by the Board to administer the Plan with respect to grants of Bonus Awards, (iii) the CEO with respect to Bonus Awards under the CEO Bonus Fund pursuant to
Section 5, (iv) a Group Manager with respect to Bonus Awards from the Group Bonus Pool of the Group Manager pursuant to Section 7, (v) with respect to Bonus Awards to Named Executive Officers intended to comply with the Performance Based Exception, a committee comprised of two or more Directors who are "outside directors" within the meaning of Code section 162(m), (vi) with respect to Restricted Stock Bonus Awards of Vested Stock Bonus Awards to Insiders, the Committee (or any subcommittee thereof) comprised

                                      III-2
of two or more Directors who are "non-employee directors" within the meaning of rule 16b-3 adopted under the Exchange Act, and (vii) with respect to grants of Bonus Awards to Eligible Individuals who are not Insiders or Named Executive Officers, any individual or committee or individuals (who need not be Directors) that the Committee described in clause (ii) or the Board may appoint from time to time to administer the Plan.

     2.11  "COMPANY" means Science Applications International Corporation.

     2.12 "COMPANY BONUS POOL" means for any Performance Year the amount of Stock, cash, or combination thereof established by the Committee as available for all Bonus Awards under the Plan as provided in Section 5.1 hereof.

     2.13  "DIRECTOR" means any individual who is a member of the Board.

     2.14 "ELIGIBLE INDIVIDUAL" means an employee, Director, or consultant of the Company or an Affiliate.

     2.15 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor thereto.

     2.16 "FAIR MARKET VALUE" means, (i) with respect to a Bonus Award paid in cash, the amount of the Bonus Award, and (ii) with respect to a Restricted Stock Bonus Award or a Vested Stock Bonus Award, so long as the Stock is not listed on any national securities exchange or traded on a regular basis (as determined by the Board or a committee to which the Board has delegated the authority to make such determination) on the over-the-counter market, the Formula Price in effect on the relevant date; otherwise, the closing price on the national exchange on such date or mean between the highest bid and lowest asked prices on such date as reported on the NASDAQ OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or comparable service selected by the Board or such committee. The Fair Market Value of any Restricted Stock Bonus or Vested Stock Bonus shall be determined as of the effective date of the Bonus Award which shall be deemed to be the date on which the Committee approves the grant of the Bonus Award. With respect to a Restricted Stock Bonus, the Fair Market Value shall be determined without considering the vesting schedule or any other restrictions or conditions imposed on the Restricted Stock Bonus.

     2.17  "FISCAL YEAR" means the fiscal year of the Company.

     2.18 "FORMULA PRICE" means the price per share of Stock as established by the Board, or pursuant to procedures established by the Board from time to time.

     2.19 "GROUP" means each of the major operating groups of the Company as such shall be designated by the Company's management from time to time.

     2.20 "GROUP BONUS FUND" means the aggregate amount of Stock, cash or any combination thereof, which may be allocated by the Committee to any particular Group for Bonus Awards under the Plan with regard to any Performance Year. The amount of the Group Bonus Fund for each Group shall be established by the Committee in such manner as the Committee determines to be appropriate in its discretion, which may include a formula or algorithm.

     2.21 "GROUP BONUS PROGRAM" means the bonus program administered by the Group Managers and the Committee pursuant to which Bonus Awards are made from the Group Bonus Funds pursuant to Section 7.

     2.22  "GROUP MANAGER" means the manager of the applicable Group.

     2.23 "INSIDER" means an individual who is, on the relevant date, an executive officer, Director or ten percent (10%) beneficial owner of any class of Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, and as defined under Section 16 of the Exchange Act and the rules thereunder.

     2.24 "NAMED EXECUTIVE OFFICER" means, for a given fiscal year, a Participant who is one of the group of "covered employees" for such fiscal year within the meaning of Code section 162(m).

     2.25 "OPERATING COMMITTEE" means the Operating Committee of the Board of Directors.

                                      III-3

     2.26 "OUTSTANDING VOTING SECURITIES" means the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of Directors.

     2.27 "PARTICIPANT" means an Eligible Individual or any permitted transferee under the Plan of an Eligible Individual.

     2.28 "PERFORMANCE AWARD" means a Bonus Award pursuant to Section 8 of the Plan which relates to shares of Stock or the value of shares of Stock and is subject to one or more performance goals or restrictions.

     2.29 "PERFORMANCE-BASED EXCEPTION" means the performance-based exception set forth in Code section 162(m)(4)(C) from the deductibility limitations of Code section 162(m).

     2.30 "PERFORMANCE YEAR" means the Fiscal Year for which the performance of the Company or a Group is used to determine the amounts of Bonus Awards which may be available under the Plan.

     2.31 "RESTRICTED STOCK" means Stock subject to restrictions set forth in an Award Agreement under Section 8 of the Plan.

     2.32 "RESTRICTED STOCK BONUS" means a Bonus Award consisting of a share of Restricted Stock.

     2.33 "REVENUE" means the consolidated revenue of the Company for a Performance Year, determined in accordance with generally accepted accounting principles and as reported in the Company's audited financial statements.

     2.34 "SPOT BONUS" means a Bonus Award payable to an Eligible Individual pursuant to Section 7.5 of the Plan and which is intended to reward such Eligible Individual for extraordinary efforts or special achievements on a timely basis.

     2.35 SPOT BONUS LIMIT" means the maximum amount that a Group Manager can award as a Spot Bonus without Committee approval. The amount of the Spot Bonus Limit shall initially be $10,000 but may be modified by the Committee from time to time.

     2.36  "STOCK" means Class A Common Stock of the Company.

     2.37 "SUBSIDIARY" means any company during any period in which it is a "subsidiary corporation" as that term is defined in Code section 424(f) with respect to the Company.

     2.38  "VESTED STOCK" means Stock other than Restricted Stock.

     2.39  "VESTED STOCK BONUS" means a bonus payable in shares of Vested Stock.

 3. ADMINISTRATION

     3.1  COMMITTEE. The Plan shall be administered by the Committee.

     3.2 AUTHORITY OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion and on behalf of the
Company:

          (a) to select from among the Eligible Individuals those persons who shall receive Bonus Awards, to determine the time or times of receipt, to determine the form in which a Bonus Award shall be paid (cash bonus, Restricted Stock Bonus or Vested Stock Bonus or any combination thereof) to establish the terms, conditions, performance criteria, restrictions, and other aspects of Bonus Awards and the provisions of the applicable Award Agreement and (subject to the restrictions of Section 14.7) to modify, amend, accelerate the vesting of, cancel or suspend Bonus Awards;

          (b) to interpret the Plan;

          (c) to prescribe, amend and rescind any rules and regulations relating to the Plan;

          (d) to determine whether, to what extent and under what circumstances Bonus Awards may be settled in cash, Stock, or other property, or canceled, forfeited, or suspended and the method or methods by which Bonus Awards may be settled, exercised, canceled, forfeited or suspended;

                                      III-4

          (e) to determine whether, to what extent and under what circumstances cash, Stock, other property and any other amounts payable with respect to a Bonus Award shall or may be deferred either automatically or at the election of the Participant or of the Committee;

          (f) to establish sub-plans under this Plan pursuant to which specified Bonus Awards shall be made and governed; and

          (g) to make all other determinations and findings, including factual findings, deemed necessary or advisable for the administration of the Plan.

     3.3 COMMITTEE DISCRETION. In exercising its authority, the Committee shall have the broadest possible discretion. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions made in good faith by the Committee under or with respect to the Plan shall be binding and conclusive on Eligible Individuals, Participants and other persons claiming entitlements under the Plan. In no event shall a Committee determination with respect to a particular Participant or Eligible Individual or with respect to a particular plan provision be binding with respect to any other person (even if similarly situated) nor with respect to any future determination regarding the same or other provision of the Plan.

     3.4 COMMITTEE DELEGATION. Except with respect to making grants of Bonus Awards to Insiders or Named Executive Officers, the Committee may delegate all or part of its authority to one or more designated individuals or other committees.

 4. ELIGIBILITY AND PARTICIPATION

     4.1 GENERAL. Subject to the terms and conditions of the Plan, except as the authority is more specifically allocated in Sections 7 and 8 of the Plan, and except as otherwise provided by Committee rules and procedures, the Committee shall determine and designate, from time to time, from among the Eligible Individuals those persons who will be granted one or more Bonus Awards under the Plan, and thereby become Participants in the Plan. Bonus Awards may be granted on conditions specified by the Committee, including, without limitation, the condition that the Eligible Individual acquire, agree to acquire or maintain ownership of a specified number of shares of Stock. Bonus Awards may be granted as alternatives to or replacement of Bonus Awards outstanding under the Plan, or any other plan or arrangement of the Company or an Affiliate (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or an Affiliate).

     4.2 NON-U.S. ELIGIBLE INDIVIDUALS AND AFFILIATES. Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws in other countries in which the Company or its Affiliates operate or have employees or consultants, the Committee, in its discretion, shall have the power and authority to (i) determine which (if any) Eligible Individuals rendering services or employed outside the United States are eligible to participate in the Plan or any type of Bonus Award hereunder; (ii) determine which non-United States-based Affiliates or operations (e.g., branches, representative offices) participate in the Plan or any type of Bonus Award hereunder; (iii) modify the terms and conditions of any Bonus Awards made to such Eligible Individuals; and
(iv) with respect to such non-United States-based Affiliates or operations, establish subplans, modified exercise, payment and other terms and procedures to the extent deemed necessary or desirable by the Committee.

 5. LIMITATIONS ON AWARDS

     5.1 COMPANY BONUS POOL. The amount of the company Bonus Pool for each Performance Year shall be established by the Committee; provided, however, that the Company Bonus Pool may not exceed 7.5% of the Revenue of the Company for such Performance Year. The Board of Directors shall have the authority to change the percentage of Revenue used to calculate the amount of the Company Bonus Pool, from time to time, prior to the commencement of a Performance Year.

     5.2 LIMIT ON BONUS AWARDS UNDER THE PLAN. The aggregate Fair Market Value (determined as of the date of grant) of all Bonus Awards granted with respect to a given Performance Year under the CEO Bonus Program, the Group Bonus Program and any other program or arrangement established by the Committee
                                      III-5
pursuant to Section 9 or as a Performance Award pursuant to Section 8 shall not exceed the amount of the Company Bonus Pool for such Performance Year. The aggregate Fair Market Value of Bonus Awards granted to any individual with respect to a given Performance Year under the Plan shall not exceed $25,000,000.

     5.3 OTHER LIMITATIONS. The Committee and the Board of Directors may establish other limitations as may be desirable to carry out the intent of the Plan or to comply with applicable law.

 6. CEO BONUS PROGRAM

     6.1 PURPOSE OF CEO BONUS PROGRAM. The CEO Bonus Program is primarily intended to provide Bonus Awards to deserving Eligible Individuals who (i) serve in the Company's top level of management, (ii) engage in Corporate Development activities, (iii) serve in the Office of the President, or (iv) serve in Corporate Administration. The CEO Bonus Program may also be utilized for any other purpose the CEO determines to be in the best interests of the Company, including but not limited to providing Bonus Awards to especially deserving Eligible Individuals, encouraging stock redistribution, correcting any inequities in the amount of the Group Bonus Funds of the various Groups, or for other special awards.

     6.2 AMOUNT OF CEO BONUS FUND. The amount of the CEO Bonus Fund in any Performance Year shall be determined by the CEO.

     6.3 CEO BONUS FUND RECOMMENDATIONS. From time to time during the Performance Year and within 45 days following the end of the Performance Year, the CEO shall submit to the Committee written recommendations for the payment of Bonus Awards to Eligible Individuals who are to receive Bonus Awards paid out of the CEO Bonus Fund.

     6.4 APPROVALS. All bonus Awards to be paid from the CEO Bonus Fund must be recommended in writing by the CEO to the Committee. The Committee must approve all Bonus Awards under the CEO Bonus Program. No individual shall be advised of a bonus recommendation until such Bonus Award shall have been approved by the CEO and the Committee.

 7. GROUP BONUS PROGRAM

     7.1 GROUP BONUS FUND RECOMMENDATIONS. From time to time during the Performance Year and within 45 days following the end of the Performance Year, each Group Manager shall submit to the Committee written recommendations for Bonus Awards to deserving Eligible Individuals who contributed to the business success of that Group Manager's Group. The aggregate amount of Bonus Award recommendations made by each Group Manager during a Performance Year shall not exceed the Group Bonus Fund of the Group.

     7.2 INTERNAL GROUP ADMINISTRATION. Subject to the requirements of the Plan, each Group Manager is responsible for administering the Group Bonus Fund of his or her Group, including identifying deserving Eligible Individuals and making recommendations for the distribution of payments under the Plan based upon the business objectives of that Group.

     7.3 APPROVALS. All Bonus Awards to be paid from the Group Bonus Fund of a particular Group must be recommended in writing by the Group Manager to the Committee. The Committee must approve all Bonus Awards under the Group Bonus Program. No individual shall be advised of a bonus recommendation until such Bonus Award shall have been approved by the Group Manager and the Committee.

     7.4 SPOT BONUS AWARDS. Spot Bonuses may be awarded under the Plan at any time by a Group Manager to reward extraordinary effort or special achievement when the timeliness of the Bonus Award is particularly important. Unless the prior approval of the Corporate Secretary is obtained, Spot Bonuses may only be paid in cash. Committee approval is required before Spot Bonuses in amounts in excess of the Spot Bonus Limit established from time to time by the Committee can be paid. Within thirty days of the end of each quarter, each Group Manager shall provide the Committee with information concerning the recipients of Spot Bonuses, the amount and justification for all Spot Bonuses paid from the Group Bonus Fund.

                                      III-6

 8. PERFORMANCE AWARDS.

     8.1 GRANT. Subject to the terms and provisions of the Plan, the Committee shall have the authority to grant Performance Awards, which consist of rights which are:

          (a) denominated in cash or shares of Stock;

          (b) valued in relation to the achievement of performance goals during such reference periods as the Committee shall establish; and

          (c) payable at such time or times and in such form as the Committee shall determine.

     8.2 TERMS AND CONDITIONS. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall establish the performance measure(s) to be achieved during any performance period, the length of the performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award.

     8.3 PERFORMANCE MEASURES. The performance measure(s) to be used for purposes of Bonus Awards to Named Executive Officers which are designed to qualify for the Performance-Based Exception shall be chosen from among the following alternatives:

        (a) earnings per share;

        (b) net income;

        (c) income from operations;

        (d) earnings before interest and taxes;

        (e) earnings before interest, taxes, depreciation and amortization;

        (f) return on assets;

        (g) return on equity;

        (h) return on capital;

        (i) total stockholder return;

        (j) revenue growth;

        (k) new business generation;

        (l) cash flow;

        (m) employee turnover;

        (n) human resources;

        (o) mergers, acquisitions, investments, joint ventures, or sales or divestitures of assets, businesses or subsidiaries;

        (p) litigation;

        (q) information services; or

        (r) cost reductions or savings.

     The Committee shall have the discretion to determine the degree of attainment of the preestablished performance goals; provided, however, that Bonus Awards which are designed to qualify for the Performance-Based Exception, and which are held by Named Executive Officers, may not be adjusted upward (the Committee shall retain the discretion to adjust each Bonus Award downward).

     In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the applicable performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.
                                      III-7

 9. OTHER BONUS PROGRAMS

     9.1 COMMITTEE DISCRETION. The Committee may establish, from time to time, other bonus programs and arrangements which may be awarded under the Plan.

     9.2 LIMITATION. All Bonus Awards the other bonus programs and arrangements established by the Committee pursuant to Section 9.1 shall be included in determining the limit on Bonus Awards contained in Section 5.2.

10. PAYMENT OF BONUS AWARDS

     10.1 TIME OF PAYMENT. Payment of Bonus Awards shall be made as soon as practicable after the decision by the Committee to make payment of any bonus or otherwise in accordance with the Award Agreement. Bonus Awards made during or with respect to a Performance Year shall be charged to the CEO Bonus Fund or the Group Bonus Fund as appropriate.

     10.2 FORM OF PAYMENT. Bonuses awarded under the Plan (except for Spot Bonuses) shall be payable in cash, Restricted Stock, Vested Stock or a combination thereof as determined by the Committee in its sole discretion.

     10.3 STOCK RESTRICTION AGREEMENT. To the extent that a Restricted Stock Bonus awarded under the Plan is paid in Stock, as a condition to the receipt of such bonus, the Participant shall be required to execute and deliver a stock restriction agreement in such form and upon such terms and conditions, including, but not limited to, the Forfeiture of such Stock unless certain specified conditions or performance goals are achieved, as the Committee, in its sole discretion, shall deem appropriate.

     10.4 FORFEITURE OF SHARES To the extent that any Bonus Award awarded is paid in shares of Stock, such shares may be issued subject to forfeiture, in whole or in part, in accordance with a vesting schedule or other terms, conditions and restrictions which the Committee may, in its sole discretion, establish in the Award Agreement or otherwise.

11.  CHANGE IN CONTROL

     11.1 ACCELERATION OF VESTING. Subject to the provisions of Section 11.2 (relating to the adjustment of shares of Stock) and except as provided in the Award Agreement reflecting the applicable Bonus Award, upon the occurrence of a Change in Control, all Restricted Stock and Performance Awards shall become fully vested.

     11.2 ADJUSTMENTS. In the event that the Committee determines that any corporate transaction or distribution (including, without limitation, any stock split, stock dividend, extraordinary cash dividend, issuance of warrants or other rights to purchase Stock or other securities of the Company, recapitalization, reorganization, merger, consolidation, split-up, spin-off, repurchase, combination or exchange of shares) affects the Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of shares of Stock or other securities of the Company (or number and kind of other securities and property) subject to outstanding Bonus Awards; and (ii) the terms and conditions of any Bonus Award or, if deemed appropriate, the Committee may make provision for a cash payment to the holder of an outstanding Bonus Award in full satisfaction of such Bonus Award.

12. BENEFICIARY DESIGNATION

     In the event of the death of a Participant holding a Bonus Award which provides for some payment or benefit following the death of the Participant, the benefit or payment payable under the Bonus Award upon the death of the Participant shall be payable to the estate of the Participant, provided that, in its discretion, the Committee may, in the Award Agreement or pursuant to the Award Agreement, permit the Participant to name a beneficiary or beneficiaries to whom any benefit under the Bonus Award is to be paid in case of the

                                      III-8

Participant's death. Any such designation, if permitted by the Committee, shall be effective only in accordance with such procedures as may be established by the Committee and on forms prescribed by the Committee.

13. DEFERRALS

     The Committee, in an Award Agreement or otherwise, may permit a Participant to defer such Participant's receipt of the payment of cash or delivery of shares of Stock that would otherwise be due to such Participant by virtue of the lapse or waiver of restrictions with respect to Restricted Stock Bonuses or the satisfaction of any requirements or goals with respect to Performance Awards.

14. MISCELLANEOUS

     14.1 OTHER COMPENSATION OR INCENTIVE ARRANGEMENTS. The Plan is not intended as, and shall not be deemed a substitute for, nor preclude continuance or establishment of, incentive compensation, profit participation or bonus plans of subsidiaries, divisions, or other operating entities of the Company or any other plan, practice, or arrangement for the payment of compensation or fringe benefits, including, without limitation, commissions, prizes, production or similar bonuses, retirement, profit sharing, group insurance, stock purchase or stock bonus plans or any other bonus plans or arrangements, that may now or hereafter be in effect for employees generally or any group or class of employees or employee, and any such plan, practice or arrangement may be continued or authorized and payments thereunder made independently of the Plan.

     14.2 NO VESTED INTEREST IN THE PLAN. No Participant nor any Eligible Individual or other employee or consultant of the Company or any Affiliate, nor any person claiming under or through any of them, nor any other person, shall have any right or interest, whether vested or otherwise, in the Plan or its continuance, or in or to the payment of any Bonus Award or benefit under the Plan, whether such Bonus Award or benefit be vested, contingent or otherwise, unless and until all the terms and conditions of the Plan or any rules and regulations of the Committee thereunder and of any instrument executed pursuant thereto affecting such Bonus Award or benefit and its payment, shall be fully complied with as specifically provided in the Plan and the rules and regulations of the Committee thereunder.

     14.3 NON-TRANSFERABILITY. Except as otherwise provided by the Committee in an Award Agreement or otherwise, Bonus Awards and rights under the Plan, whether contingent or otherwise, may not be anticipated, assigned, attached, garnished, pledged, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. This Section 14.3 shall not preclude a Participant from designating a beneficiary if permitted by the Committee pursuant to Section 12 of the Plan.

     14.4 TAX WITHHOLDING. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of shares of Stock or other benefits on satisfaction of all applicable minimum withholding requirements. The Committee, in its discretion, and subject to such requirements as the Committee may prescribe, may permit such minimum withholding obligations to be satisfied through cash payment by the Participant, through payroll withholding of the Participant's salary, wages or other compensation, through the surrender of shares of Stock which the Participant already owns (either by actual surrender or attestation), or through the surrender of shares of Stock or other benefits to which the Participant is otherwise entitled.

     14.5  LIMITATION ON RIGHTS.

          (a) Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Affiliate whatsoever including without limitation, any specific funds, assets or other property which the Company or any Affiliate, in its or their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Affiliate, and nothing contained in the Plan shall constitute a representation or guarantee that the assets of the Company or any Affiliate shall be sufficient to pay any benefits to any person.

                                      III-9

          (b) Neither the Plan nor any Bonus Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to a Bonus Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

          (c) A Participant's employment with the Company or an Affiliate, if applicable, is not for any specified term and may be terminated by such Participant or by the Company or the Affiliate at any time, for any reason, with or without cause, notwithstanding the vesting or other terms and conditions of any outstanding Bonus Awards. Nothing in this Plan nor in any Award Agreement shall confer upon any Participant any promise or commitment by the Company or an Affiliate regarding future positions, future work assignments, future compensation or any other term or condition of employment or affiliation.

     14.6 GOVERNMENT AND STOCK EXCHANGE REGULATIONS. The Committee may refuse to issue or transfer any Shares or other consideration under a Bonus Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Bonus Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Bonus Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal and state securities laws and any other laws to which such offer, if made, would be subject.

     The Company is under no duty to ensure that shares of Stock may legally be delivered under the Plan, and shall have no liability to Bonus Award recipients in the event such delivery of shares of Stock may not be made.

     14.7 AMENDMENTS, SUSPENSIONS OR TERMINATION OF PLAN. The Plan shall continue in effect until terminated by the Board or Operating Committee. The Board or the Operating Committee of the Board may at any time suspend or terminate the Plan and may amend it from time to time in such respects as the Board or the Operating Committee may deem advisable in order that Bonus Awards granted thereunder shall conform to any change in the law, or in any other respect which the Board or the Operating Committee may deem to be in the best interests of the Company.

     14.8 NO IMPLIED RIGHTS OR OBLIGATIONS. The Company, in establishing and maintaining this Plan as a voluntary and unilateral undertaking, expressly disavows the creation of any rights in Eligible Individuals, Participants or others claiming entitlement under the Plan or any obligations on the part of the Company, any Affiliate or the Committee, except as expressly provided herein. In particular, no third party beneficiary rights shall be created under the Plan.

     Without limiting the generality of the foregoing, the Company disavows any undertaking to assure the tax treatment of any particular Bonus Award, including the deferral or transfer of any Bonus Award benefits, as may be permitted by the Committee.

     14.9 AWARDS UNDER OTHER PLANS OR SUB-PLANS. The Company or an Affiliate may grant bonus awards under other plans or programs. The committee in its discretion may determine that such bonus awards shall be settled in the form of Bonus Awards issued under the Plan, whether paid in cash, Restricted Stock, Vested Stock or a combination thereof. Such bonus awards shall be treated for all purposes under the Plan as Bonus Awards and shall reduce the amount of the Company Bonus Pool available for future Bonus Awards under the Plan.

     14.10 GOVERNING LAW. The validity, construction and effect of the Plan, the Award Agreements and any rules, regulations or procedures relating thereto shall be determined in accordance with the laws of the State of Delaware.

                                     III-10

[SAIC LOGO]

    VOTING INSTRUCTION CARD FOR ANNUAL MEETING OF STOCKHOLDERS - JULY 9, 1999 THIS VOTING INSTRUCTION CARD IS PROVIDED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS.

    The undersigned hereby instructs the Trustee, Vanguard Fiduciary Trust Company, and any successor, under the Cash or Deferred Arrangement, Employee Stock Retirement Plan and Profit Sharing Retirement Plan of Science Applications International Corporation (the "Company"), the Telcordia Technologies Savings and Security Plan and the Telcordia Technologies Savings Plan for Salaried Employees of Telcordia Technologies, Inc., a wholly-owned subsidiary of the Company, and the TransCore Retirement Savings Plan of Syntonic Technology, Inc., doing business as TransCore, a wholly-owned subsidiary of the Company, and the AMSEC Corporation Employees 401(k) Profit Sharing Plan (the "AMSEC Plan") (collectively, the "Plans"), to vote all of the shares of Class A Common Stock and/or Class B Common Stock held for the undersigned's account in each of the Plans at the Annual Meeting of Stockholders of the Company to be held in the Grand Ballroom of the Ritz-Carlton Hotel, 1700 Tysons Boulevard, McLean, Virginia, on Friday, July 9, 1999 at 10:00 A.M. (local time), and at any adjournment, postponement or continuation thereof, as follows.

    The shares of Class A Common Stock and/or Class B Common Stock to which this voting instruction card relates will be voted as directed. If this card is signed and returned but no instructions are indicated with respect to a particular item, the vote of such shares as to any such item will be deemed to have been instructed to vote, and such shares will be voted FOR the election of Directors so as to elect the maximum number of the Board of Directors' nominees that may be elected by cumulative voting, FOR Proposals 2, 3, 4, 5, 6 and 7, and, in the discretion of the proxy holders, on any other matters properly coming before the meeting and any adjournment, postponement or continuation thereof. All allocated shares of Class A Common Stock and/or Class B Common Stock held in the Plans as to which no voting instruction cards are received, together with all shares held in the Plans which have not yet been allocated to the accounts of participants, will be voted, on a plan-by-plan basis, in the same proportion as the shares held in each Plan for which voting instructions have been received are voted. This voting instruction card, if properly executed and delivered, will revoke all prior voting instruction cards.

                         CONTINUED ON BACK OF THIS PAGE

1.  Election of eight Class III Directors.

    [ ] FOR all nominees listed below (EXCEPT as marked to the contrary below)

        INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through such nominee's name and your votes will be distributed among the remaining nominee(s).

              J.R. Beyster, W.A. Downing, A.K. Jones, J.W. McRary,
            S.D. Rockwood, L.A. Simpson, R.C. Smith and J.P. Walkush

    [ ] WITHHOLD AUTHORITY to vote for ALL nominees listed above.

2. Proposal to amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock from 100,000,000 shares with a par value of $.01 per share to 1,000,000,000 shares with a par value of $.01 per share.
    NOTE: THE APPROVAL OF PROPOSAL 2 IS CONTINGENT UPON THE APPROVAL OF PROPOSAL 3, PROPOSAL 4 AND PROPOSAL 5 AND NONE OF PROPOSALS 2, 3, 4 AND 5 WILL BE APPROVED UNLESS ALL FOUR ARE APPROVED.

                        [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

3. Proposal to amend the Company's Restated Certificate of Incorporation to split each outstanding share of Class A Common Stock into four shares of Class A Common Stock.
    NOTE: THE APPROVAL OF PROPOSAL 3 IS CONTINGENT UPON THE APPROVAL OF PROPOSAL 2, PROPOSAL 4 AND PROPOSAL 5 AND NONE OF PROPOSALS 2, 3, 4 AND 5 WILL BE APPROVED UNLESS ALL FOUR ARE APPROVED.

                        [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

4. Proposal to amend the Company's Restated Certificate of Incorporation to increase the relative voting and other rights of each share of Class B Common Stock to maintain the relative rights of the Class A Common Stock and the Class B Common Stock.
    NOTE: THE APPROVAL OF PROPOSAL 4 IS CONTINGENT UPON THE APPROVAL OF PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 5 AND NONE OF PROPOSALS 2, 3, 4 AND 5 WILL BE APPROVED UNLESS ALL FOUR ARE APPROVED.

                        [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

5. Proposal to amend the Company's Restated Certificate of Incorporation to clarify the treatment of employees of the Company's subsidiaries under the Company's right of repurchase upon termination of affiliation pursuant to Article Fourth.
    NOTE: THE APPROVAL OF PROPOSAL 5 IS CONTINGENT UPON THE APPROVAL OF PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4 AND NONE OF PROPOSALS 2, 3, 4 AND 5 WILL BE APPROVED UNLESS ALL FOUR ARE APPROVED.

                        [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

6.  Proposal to approve the 1999 Stock Incentive Plan.

                        [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

7. Proposal to approve an amendment and restatement of the 1984 Bonus Compensation Plan.

                        [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

8. In the discretion of the proxy holders, on any other matters properly coming before the meeting and any adjournment, postponement or continuation thereof.


    Please complete, date, sign and mail promptly in the enclosed envelope which requires no postage. In order to be counted, voting instruction cards must be received by the proxy counter by JULY 2, 1999.

                                    Dated ______________________________, 1999
    XXXXXXX
                                    ____________________________________________
                                                     Signature

                                    Please sign EXACTLY as name or names appear hereon. When signing as attorney, executor, trustee, administrator or guardian, please give your full title.


PROXY NUMBER:  XXXX             XXXX "A" SHARES                  XXXX "B" SHARES

[SAIC LOGO]


             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - JULY 9, 1999 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints J.R. BEYSTER, J.D. HEIPT and D.E. SCOTT, and each of them, with full power of substitution, as proxies to represent the undersigned and to vote all of the shares of Class A Common Stock and/or Class B Common Stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of Science Applications International Corporation (the "Company") to be held in the Grand Ballroom of the Ritz-Carlton Hotel, 1700 Tysons Boulevard, McLean, Virginia, on Friday, July 9, 1999 at 10:00 A.M. (local time), and at any adjournment, postponement or continuation thereof, as indicated below.

    This proxy will be voted as directed. If this proxy card is properly signed and returned but no directions are specified, the shares represented by this proxy will be voted FOR the election of Directors so as to elect the maximum number of the Board of Directors' nominees that may be elected by cumulative voting, FOR Proposals 2, 3, 4, 5, 6 and 7, and, in the discretion of the proxy holders, on any other matters properly coming before the meeting and any adjournment, postponement or continuation thereof. This proxy card, if properly executed and delivered in a timely manner, will revoke all prior proxies.

                         CONTINUED ON BACK OF THIS PAGE

1.  Election of eight Class III Directors.

    [ ] FOR all nominees listed below (EXCEPT as marked to the contrary below)

        INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through such nominee's name and your votes will be distributed among the remaining nominee(s).

              J.R. Beyster, W.A. Downing, A.K. Jones, J.W. McRary,
            S.D. Rockwood, L.A. Simpson, R.C. Smith and J.P. Walkush

    [ ] WITHHOLD AUTHORITY to vote for ALL nominees listed above.

2. Proposal to amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock from 100,000,000 shares with a par value of $.01 per share to 1,000,000,000 shares with a par value of $.01 per share.
    NOTE: THE APPROVAL OF PROPOSAL 2 IS CONTINGENT UPON THE APPROVAL OF PROPOSAL 3, PROPOSAL 4 AND PROPOSAL 5 AND NONE OF PROPOSALS 2, 3, 4 AND 5 WILL BE APPROVED UNLESS ALL FOUR ARE APPROVED.

                        [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

3. Proposal to amend the Company's Restated Certificate of Incorporation to split each outstanding share of Class A Common Stock into four shares of Class A Common Stock.
    NOTE: THE APPROVAL OF PROPOSAL 3 IS CONTINGENT UPON THE APPROVAL OF PROPOSAL 2, PROPOSAL 4 AND PROPOSAL 5 AND NONE OF PROPOSALS 2, 3, 4 AND 5 WILL BE APPROVED UNLESS ALL FOUR ARE APPROVED.

                        [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

4. Proposal to amend the Company's Restated Certificate of Incorporation to increase the relative voting and other rights of each share of Class B Common Stock to maintain the relative rights of the Class A Common Stock and the Class B Common Stock.
    NOTE: THE APPROVAL OF PROPOSAL 4 IS CONTINGENT UPON THE APPROVAL OF PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 5 AND NONE OF PROPOSALS 2, 3, 4 AND 5 WILL BE APPROVED UNLESS ALL FOUR ARE APPROVED.

                        [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

5. Proposal to amend the Company's Restated Certificate of Incorporation to clarify the treatment of employees of the Company's subsidiaries under the Company's right of repurchase upon termination of affiliation pursuant to Article Fourth.
    NOTE: THE APPROVAL OF PROPOSAL 5 IS CONTINGENT UPON THE APPROVAL OF PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4 AND NONE OF PROPOSALS 2, 3, 4 AND 5 WILL BE APPROVED UNLESS ALL FOUR ARE APPROVED.

                        [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

6.  Proposal to approve the 1999 Stock Incentive Plan.

                        [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

7. Proposal to approve an amendment and restatement of the 1984 Bonus Compensation Plan.

                       [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

8. In the discretion of the proxy holders, on any other matters properly coming before the meeting and any adjournment, postponement or continuation thereof.

    PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE.

                                    Dated __________________________, 1999
    XXXXXXXXXX

                                    ____________________________________________
                                                     Signature

                                    ____________________________________________
                                                     Signature

                                    Please sign EXACTLY as name or names appear hereon. When signing as attorney, executor, trustee, administrator or guardian, please give your full title.


PROXY NUMBER: XXXXX                XXX "A" SHARES                 XXX "B" SHARES